PROSPECTUS

8,100,000 Shares

Invesco High Income 2024 Target Term Fund

Common Shares

$10.00 per Share

The Fund.    Invesco High Income 2024 Target Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives.    The Fund’s investment objectives are to provide a high level of current income and to return $9.835 per share (the original net asset value (“NAV”) per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about December 1, 2024 (the “Termination Date”). The objective to return the Fund’s original NAV is not an express or implied guarantee obligation of the Fund or any other entity.

Investment Strategy.    The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund’s overall credit strategy, the declining average maturity of its portfolio and its objective of returning the original NAV on or about the Termination Date. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful.

The Fund seeks to achieve its investment objectives by primarily investing in securities collateralized by loans secured by real properties and other real estate related debt securities. To construct and manage the portfolio the Fund’s investment adviser employs a bottom-up approach that focuses on fundamental analysis of the underlying loans. Under normal market conditions, the Fund expects to invest at least 70% of its Managed Assets (as defined on page 6) in real estate debt securities, including commercial mortgage-backed securities (“CMBS”). The Fund will invest no more than 30% of its Managed Assets in securities rated below investment grade at the time of investment (below investment grade securities, commonly referred to as “junk bonds”).

(continued on following page)

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk of loss due to the discount may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering. The Fund’s common shares have been approved for listing on the New York Stock Exchange. The trading or “ticker” symbol is “IHTA.”

This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in the Fund’s common shares involves certain risks. The Fund’s anticipated exposure to below investment grade securities (high yield securities or junk bonds) involves special risks, including an increased risk with respect to the issuer’s capacity to pay interest, dividends and repay principal. You could lose some or all of your investment. See “Risks” beginning on page 53 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 14 of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$10.000	$81,000,000
Sales load(2)	$0.165	$1,336,500
Original NAV, before offering costs	$9.835	$79,663,500
Estimated offering costs	$0.02	$162,000
Proceeds, after expenses, to the Fund(3)	$9.815	$79,501,500

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about December 4, 2017.

Morgan Stanley		Wells Fargo Securities

RBC Capital Markets

Brookline Capital Markets	Hennion & Walsh, Inc.	HilltopSecurities

J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott	Newbridge Securities Corporation

Pershing LLC	Wedbush Securities Inc.	Wunderlich

The date of this prospectus is November 29, 2017.

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to 1,198,856 additional shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, Original NAV, before offering costs, estimated offering costs and proceeds, after expenses, to the Fund will be approximately $92,988,560, $1,534,311, $91,454,249, $185,977 and $91,268,272, respectively. See “Underwriters.”

(2)	Invesco Advisers, Inc., the Fund’s investment adviser (and not the Fund), has agreed to pay, from its own assets, (a) additional compensation of $0.025 per share to the underwriters in connection with this offering and separately (b) an upfront structuring and syndication fee to Morgan Stanley & Co. LLC, an upfront structuring fee to Wells Fargo Securities, LLC, and an upfront fee to each of RBC Capital Markets, LLC, Brookline Capital Markets, Hennion & Walsh, Inc., Hilltop Securities Inc., Huntleigh Securities Corporation, J.J.B. Hilliard, W.L. Lyons, LLC, Janney Montgomery Scott LLC, Newbridge Securities Corporation, Pershing LLC, Synovus Securities, Inc., Wedbush Securities Inc. and Wunderlich Securities, Inc. These fees and compensation are not reflected under “Sales load” in the table above. See “Underwriters—Additional Compensation to be Paid by Invesco.”

(3)	Total offering costs to be paid by the Fund (other than the sales load) are estimated to be approximately $162,000, which represents approximately $0.02 per share. Invesco Advisers, Inc. has agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.02 per common share. See “Use of Proceeds.”

Investment Strategy.

(continued from previous page)

In seeking to return the target amount of $9.835 per share to investors on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and, with respect to 70% of the Fund’s Managed Assets, limiting the longest expected maturity of any holding to no later than June 1, 2025. With respect to 30% of the Fund’s Managed Assets, there is no limitation on the expected maturity of any holding. The average maturity of the Fund’s holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce amounts otherwise available for distribution to common shareholders due to liquidations or short-term investments made prior to maturity. The Fund anticipates using leverage to achieve its investment objectives. The use of leverage creates special risks for common shareholders. See “Prospectus Summary — Leverage Risk” on page 16 of this prospectus.

The Fund generally invests in a portfolio of real estate debt designed to generate high levels of current income through opportunistic deployment of capital. This includes investment grade CMBS, non-investment grade CMBS and other non-rated CMBS and debt and preferred securities issued by real estate investment trusts and real estate related corporations.

Seven-Year Term and Final Distribution.    On or about the Termination Date, the Fund intends to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and seek to return the Original NAV (as defined below) to common shareholders, unless the Fund’s term is extended for one period of up to six months by a vote of the Fund’s Board of Trustees. The amount distributed to common shareholders at the termination of the Fund will be based on the Fund’s NAV at that time, and depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, may be less, and potentially significantly less, than the Original NAV, or a shareholder’s original investment.

Although the Fund has an investment objective of returning $9.835 per share (the original NAV per common share before deducting offering costs of $0.02 per share) (“Original NAV”) to holders of common shares on or about the Termination Date, the Fund may not be successful in achieving this objective. The Fund’s ability to return Original NAV to common shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques.

Fund Distributions.    The Fund intends to pay most, but likely not all, of its net income to shareholders in monthly income dividends. The Fund also may distribute its net realized capital gains, if any, once per year. However, in seeking to achieve its investment objectives, the Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. The Fund will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a regulated investment company for U.S. federal income tax purposes.

This prospectus sets forth the information about the Fund that you should know before investing. You should keep it for future reference. More information about the Fund, including a Statement of Additional Information dated November 29, 2017, has been filed with the SEC. The Fund will also file Annual and Semi-Annual Reports with the SEC. This information is available upon request without charge from our web site at www.invesco.com/us. The information contained in, or that can be accessed through, our website is not part of this prospectus. You may also get a copy of any of these materials, request other information about the Fund and make other inquiries by calling (800) 959-4246. The Fund’s Statement of Additional Information is incorporated herein by reference. A table of contents for the Statement of Additional Information is on page 95 of this prospectus. The SEC maintains a web site at www.sec.gov that contains the Fund’s Statement of Additional Information, material incorporated herein by reference and other information about SEC registrants, including the Fund.

Forward-looking statements.    This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should carefully read the more detailed information contained in this prospectus, especially the information set forth under the headings “The Fund’s Investments” and “Risks.” You may also wish to request a copy of the Fund’s Statement of Additional Information, dated November 29, 2017 (the “SAI”), which contains additional information about the Fund.

The Fund	Invesco High Income 2024 Target Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering	The Fund is offering 8,100,000 common shares of beneficial interest at $10.00 per share through a group of underwriters (the “Underwriters”) led by Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC.

The common shares of beneficial interest of the Fund are called “Common Shares” in this prospectus. In this prospectus, we refer to holders of Common Shares as “Common Shareholders.” You must purchase at least 100 Common Shares ($1,000) in this offering. The Fund has given the Underwriters an option to purchase up to 1,198,856 additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriters.” Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $0.02 per Common Share.

Rationale	The Adviser believes that, as the commercial real estate cycle progresses, real estate debt offers compelling risk-adjusted returns. The Adviser views current commercial real estate fundamentals as favorable. Investors in post-financial crisis mortgage loans have benefitted from stronger underwriting standards and appreciation in the prices of some underlying properties. The Adviser anticipates that the Common Shares will offer investors the potential for attractive yields relative to competing products in a slow-growth global economy. The Fund seeks to potentially capitalize on stronger loan underwriting metrics post the great financial crisis, growing borrower equity due to real estate property price appreciation and dislocations that may be driven by regulatory changes and a wave of loan refinancings.

Investment Objectives

The Fund’s investment objectives are to provide a high level of current income and to return $9.835 per share (the original net asset value (“NAV”) per Common Share before deducting offering costs of $0.02 per share) (“Original NAV”) to Common Shareholders on or about December 1, 2024 (the “Termination Date”). The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed by Invesco or any other entity. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund’s overall credit strategy, the declining average maturity of its portfolio and its objective of returning the Original NAV on or about the Termination Date. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful. See “The Fund’s Investments” and “Risks.”

Investment Strategy	The Fund seeks to achieve its investment objectives by primarily investing in securities collateralized by loans secured by real properties and other real estate related debt securities. To construct and manage the portfolio the Adviser employs a bottom-up approach that focuses on fundamental analysis of the underlying loans. The Fund generally invests in a portfolio of real estate debt designed to generate high levels of current income through opportunistic deployment of capital. This includes investment grade commercial mortgage-backed securities (“CMBS”), non-investment grade CMBS and other non-rated CMBS and debt and preferred securities issued by real estate investment trusts (“REITs”) and real estate related corporations. CMBS is a type of mortgage-backed security that is collateralized by a loan (or loans) on one or more interests in commercial real estate property. REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. Real estate related corporations include but are not limited to residential and commercial property builders and companies providing real estate investment, asset management, financing, leasing and other advisory services. The Adviser believes these debt securities are well positioned for a slow growth economy and relatively low interest rate environment. It also believes a gradually increasing interest rate environment should be accompanied by higher property rents and declining vacancy rates.

Although the Fund does not presently intend to do so, it may invest to a limited extent in securities rated CCC+/Caa1 or lower, or unrated securities judged by the Adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. The Fund may also invest in CMBS that are in default at the time of purchase. See “Risks—Issuer Level Risks—Defaulted and Distressed Securities Risk.”

Depending on market conditions, the Adviser may allocate a portion of the Fund’s assets among certain affiliated and unaffiliated registered investment companies, including open-end and closed-end investment companies and exchange traded funds (“ETFs”). The Adviser monitors portfolio activity and reallocates assets among the underlying funds as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s investment objectives.

The Fund may invest a portion of its assets in investments providing exposure to the CMBX Index. The CMBX Index is a tradable index referencing a basket of CMBS and is designed to reflect the creditworthiness of CMBS. Such index poses many of the risks associated with investments directly in CMBS. During a reasonable start-up period following this offering, however, the Fund may, for cash management purposes, gain exposure to the CMBX Index without limit. During such start-up period, the Fund may not be pursuing its investment objectives or investment policies, the Fund may not achieve its investment objectives, and Common Shareholders may be adversely affected. The Adviser currently anticipates that the start-up period following this offering will not exceed six months. In this prospectus, we refer to such time period as the “Start-Up Period.” See “The Fund’s Investments,” “Risks — Issuer Level Risks — CMBS and MBS Risk,” “Risks — Issuer Level Risks — Investment Companies Risk” and “Risks — Issuer Level Risks — ETF Risk.”

In seeking to return the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and, with respect to 70% of the Fund’s Managed Assets (as defined on page 6), limiting the longest expected maturity of any holding to no later than June 1, 2025. With respect to 30% of the Fund’s Managed Assets, there is no limitation on the expected maturity of any holding. “Expected maturity” means the expected return of the majority of the bond’s principal and/or the time when a reasonable investor would expect to have the majority of the principal returned. The average maturity of the Fund’s holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce amounts otherwise available for distribution to Common Shareholders due to liquidations or short-term investments made prior to maturity. Through its overall strategy, the Fund seeks to capitalize on the opportunity for attractive yields on securities collateralized by loans mostly originated in 2015 and earlier and that benefit from underlying property appreciation and, to a lesser extent, newly originated securities collateralized by loans benefitting from improved underwriting standards and to further align the portfolio value during the wind-up period (the approximately three to six month period preceding the Termination Date) with the Original NAV. There can be no assurance that the Fund’s strategies will be successful.

Portfolio Contents

The Fund generally invests in a portfolio of real estate debt designed to generate high levels of current income through opportunistic deployment of capital. This includes investment grade CMBS, non-investment grade CMBS and other non-rated CMBS and debt and preferred securities issued by REITs and real estate related corporations. CMBS may include multi-issuer CMBS and single-issuer CMBS, in each case relating to real estate related companies or assets. In a typical CMBS issuance, one or more mortgage loans of varying size, asset type and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The Fund will invest at least 70% of its Managed Assets (as defined below) in investment grade securities. The Fund will invest no more than 30% of its Managed Assets in securities rated below investment grade at the time of investment.

Below investment grade securities, commonly referred to as high yield securities or junk bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest or dividends, and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividend or principal payments on the securities. The credit quality of most below investment grade CMBS in which the Fund may invest reflects a greater than average possibility that adverse changes in the real estate markets, or in general economic conditions, or both, may impair the ability of the borrowers to make payments of interest and principal on the loans backing the CMBS. The inability (or perceived inability) of borrowers to make timely payment of interest and principal would likely make the values of below investment grade securities held by the Fund more volatile and could limit the Fund’s ability to sell such securities at favorable prices. In the absence of a liquid trading market for its below investment grade securities, the Fund may have difficulties determining the fair market value of such investments.

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the United States are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and bonds and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT-like structure at all. The Fund may invest in REIT debt or preferred securities.

The Fund also may invest in other real estate debt and loan instruments, including senior secured bank loans, mortgage-backed securities (“MBS”), including residential mortgage-backed securities (“RMBS”), mortgage-backed securities not issued or guaranteed by a U.S. government agency (“Non-Agency MBS”), collateralized loan obligations (“CLOs”), including commercial real estate CLOs (“CRE CLOs”), mezzanine loans, credit risk transfers, and real estate mortgage investment conduits (“REMICs”). The Fund may also invest in investment grade corporate debt securities, non-investment grade corporate debt securities, and convertible securities. See “Portfolio Composition and Other Information” in this prospectus and the SAI for further information on these and other Fund investments.

The Fund may also invest in certain affiliated and unaffiliated registered investment companies, including open-end and closed-end investment companies as well as ETFs. Additionally, the Fund may invest a portion of its assets in investments providing exposure to the CMBX Index. During the Start-Up Period, the Fund may gain exposure without limit to the CMBX Index. During such time period, the Fund may not be pursuing its investment objectives or investment policies, the Fund may not achieve its investment objectives, and Common Shareholders may be adversely affected. The Adviser currently anticipates that the Start-Up Period will not exceed six months. See “The Fund’s Investments,” “Risks — Issuer Level Risks — CMBS and MBS Risk,” “Risks — Issuer Level Risks — Investment Companies Risk” and “Risks — Issuer Level Risks — ETF Risk.”

The Fund may invest up to 10% of its Managed Assets in securities of foreign corporations and governments, including securities of emerging markets issuers, and may invest up to 10% of its Managed Assets in non-U.S. dollar denominated securities. Emerging market issuers are defined as issuers located in countries that are included in the MSCI Emerging Markets Index.

The Fund may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and currency swaps), options on securities, and options on securities indices, options on financial futures, structured notes or other derivative instruments. See “Portfolio Composition and Other Information—Derivatives.”

Investment Policies	Under normal circumstances following the Start-Up Period:

•	The Fund expects to invest at least 70% of its Managed Assets in real estate debt securities including CMBS;

•

The Fund will invest no more than 30% of its Managed Assets in securities rated below investment grade (BB+/Ba1 or lower), or that are unrated but judged by the Adviser to be of comparable quality, at the time of investment;

•	The Fund may invest up to 10% of its Managed Assets in securities of non-U.S. issuers, including securities of emerging markets issuers;

•

The Fund may invest up to 10% of its Managed Assets in non-U.S. dollar denominated securities. The Fund expects to use derivative instruments in an effort to hedge substantially all of the currency risk associated with non-U.S. dollar denominated investments;

•

The Fund may invest in other affiliated and unaffiliated registered investment companies, including open-end and closed-end investment companies, including ETFs, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

•	With respect to 70% of its Managed Assets, the Fund will not invest in securities with an expected maturity date extending beyond June 1, 2025;

•	With respect to 30% of its Managed Assets, the Fund may invest in securities of any expected maturity;

•	The Fund will not invest in common equity securities. This policy does not apply to shares of other investment companies; and

•

The Fund will concentrate its investments in the real estate finance industry, including, without limitation, investments in MBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate.

The foregoing policies apply only at the time of any new investment.

“Managed Assets” means the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate liquidation preference of any preferred shares and/or the aggregate amount of any borrowings for investment purposes.

Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. For purposes of the investment limitations in this prospectus, a security’s rating is determined using the highest rating of Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”), DBRS Limited (“DBRS”) and Morningstar Credit Ratings,

LLC (“Morningstar”) if any of such nationally recognized statistical rating organizations (“NRSROs”) rate the security. If a security is unrated by any NRSRO, the rating determined by Invesco is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may invest without limitation in instruments for which there is no readily available trading market or which are otherwise illiquid.

The Fund will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into foreign currency swaps and other hedging transactions. Under normal market conditions, the Fund expects to invest a portion of its assets in issuers located anywhere in the world outside of the U.S. and, although under current market conditions the Fund does not intend to invest in obligations of issuers located in emerging market countries, the Fund may do so if it determines that such investments are appropriate for the Fund. The Fund considers emerging market countries to be those countries that are included in the MSCI Emerging Markets Index.

The Fund may invest in debt securities of any duration, and although the Fund will not be managed for duration, given the nature of the Fund’s portfolio, the Fund’s portfolio will likely have an intermediate average duration (initially expected to be approximately six years). “Duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of a security’s expected principal and interest payments. The weighted average maturity of the Fund’s portfolio is initially expected to be approximately seven years but will decline over time as the Fund approaches the Termination Date.

The Fund will not invest in privately issued debt. For purposes of this limitation, securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and bank loans are not considered privately issued debt.

During temporary defensive periods, the period in which the net proceeds of the offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities or cash equivalents. There can be no assurance that such techniques will be successful. As previously mentioned, the Fund may gain exposure without limit to the CMBX Index during the Start-Up Period. Accordingly, during such periods, the Fund may not achieve its investment objectives.

See “The Fund’s Investments” for additional information regarding the Fund’s portfolio composition, investment policies and restrictions.

Seven-Year Term	The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Board of Trustees of the Fund (the “Board of Trustees,” “Board” or “Trustees”) determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to shareholders, the Fund’s term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Fund’s term may not be extended further than one period of up to six months without a shareholder vote to amend the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). In determining whether to extend the Fund’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Invesco or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, possibly all or a portion of its gains and, with respect to 70% of the Fund’s Managed Assets, will limit the longest expected maturity of any holding to no later than June 1, 2025. With respect to 30% of the Fund’s Managed Assets, there is no limitation on the expected maturity of any holding. “Expected maturity” means the expected return of the majority of the bond’s principal and/or the time when a reasonable investor would expect to have the majority of the principal returned. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute.

Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period prior to termination.

The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or the Original NAV) may receive more or less than their original investment. It is likely that some portion of the income and capital gains earned by the Fund and customarily paid as an income or capital gain distribution will be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund’s assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), subsequent to that distribution the Fund may make one or more small additional distributions of any cash received from ultimate liquidation of those assets. The Fund expects that the total of that cash distribution and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, but the actual total may be more or less than that NAV, depending on the ultimate results of those post-Termination Date asset liquidations.

Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to Common Shareholders at the termination of the Fund may be less, and potentially significantly less, than the Original NAV, or their original investment. See “Risks—Fund Level Risks—Seven-Year Term Risk.”

Interest rates, including yields on below investment grade CMBS and other debt securities, tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. Because the Fund portfolio’s average expected maturity is generally expected to shorten as the Fund approaches its Termination Date, ultimately approaching zero, shareholders can expect that the average portfolio yield will also fall as the Fund approaches that Termination Date. Consequently, the Fund’s dividend rate may need to be reduced over time as the yield on portfolio securities declines as they are sold and either not replaced or replaced by lower-yielding securities; as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above; and as potentially increasing amounts of net earnings of the Fund may be retained by the Fund as a means of pursuing its objective of paying the Original NAV on or about the Termination Date. See “The Fund’s Investments—Seven-Year Term and Final Distribution,” “Distributions” and “Dividend Reinvestment Plan.”

The Fund’s wind-up period will be approximately three to six months preceding the Termination Date. The Fund’s portfolio composition during this wind-up period will depend on then-current market conditions and the availability of the types of securities in which the Fund may invest. Accordingly, the Fund’s portfolio composition during the wind-up period cannot currently be estimated, nor can the Fund precisely predict how it’s portfolio composition may change as the Fund’s Termination Date approaches. However, the Fund will seek to invest in securities consistent with its investment objectives to the extent possible during the wind-up period preceding the Fund’s Termination Date. In addition, as the Fund approaches its Termination Date, the Fund may earn interest income at a more modest rate. As a result, the Fund’s distributions during the wind-up period of approximately three to six months preceding the Termination Date may consist, in whole or in part, of a return of capital. A return of capital is a return of a shareholder’s original investment and is not a return based on the Fund’s performance. See “The Fund’s Investments—Seven-Year Term and Final Distribution,” “Distributions,” “Use of Proceeds” and “Tax Matters.”

The Fund should not be confused with a so-called “target date” or “life cycle” fund, whose asset allocation becomes more conservative over time as the fund’s target date (often associated with retirement) approaches and does not typically terminate upon the target date.

Leverage	The Fund anticipates using leverage to seek to achieve its investment objectives.

The Fund may utilize the following forms of leverage: (a) borrowings from a financial institution (“Borrowings”), (b) reverse repurchase agreements and (c) the issuance of preferred shares of beneficial interest (“Preferred Shares”). The Fund does not intend to use leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives.

The Fund may use leverage to the extent permitted by the 1940 Act and to the extent that such arrangements will not result in the Fund becoming a taxable mortgage pool. If current market conditions persist, the Fund intends initially to use leverage through Borrowings or entering into reverse repurchase agreements in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets. The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The Fund currently does not intend to issue Preferred Shares within the first year after the closing of this offering.

Reverse repurchase agreements are agreements that involve the transfer of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price if specified, or the value of the proceeds received on any sale subject to repurchase plus accrued interest. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve additional risks to the Fund. See “Risks—Security Level Risks—Reverse Repurchase Agreement Risk.”

So long as the rate of distributions received from the Fund’s portfolio investments purchased with the proceeds of any Borrowings or reverse repurchase agreements, net of applicable Fund expenses, exceeds the then current interest on such Borrowings and costs associated with such reverse repurchase agreements, the investment of the proceeds of such Borrowings or reverse repurchase agreements will generate more cash flow than will be needed to make such payments. If so, the excess cash flow will be available to pay higher distributions to Common Shareholders. However, if the rate of cash flow received from the Fund’s portfolio investments purchased with the proceeds of any Borrowings or reverse repurchase agreements, net of applicable Fund expenses, is less than the then current interest rate payable on such Borrowings, or costs associated with such reverse repurchase agreements, the Fund may be required to utilize other Fund assets to make such payments and this may result in reduced net investment income available for distribution to Common Shareholders.

The Fund pays an advisory fee to Invesco based on a percentage of Managed Assets and pays an administration fee based on the Fund’s average daily net assets. Managed Assets (as defined on page 6 of this prospectus) include the proceeds realized and managed from the Fund’s use of leverage. Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Invesco will be responsible for using leverage to pursue the Fund’s investment objectives. Invesco will base its decision regarding whether and how much leverage to use for the Fund, the specific types or forms of leverage, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Invesco’s fees. Thus, Invesco may have a conflict of interest in determining whether to use or increase leverage. Invesco will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

The use of leverage creates additional risks for Common Shareholders, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. See “Leverage” and “Risks—Fund Level Risks—Leverage Risk.” There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

Distributions	Commencing with the Fund’s first dividend, the Fund intends to pay a regular monthly income dividend to Common Shareholders. The Fund expects to declare its initial Common Share distribution within approximately 45 days following the completion of this offering, and to pay that distribution on or about January 31, 2018, depending on market conditions. The Fund reserves the right to change the frequency of its distributions. Until the Fund fully invests the proceeds of this offering in accordance with its investment objectives, policies and strategies, the Fund may earn interest income at a more modest rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital.

For the purpose of pursuing its investment objective of returning Original NAV, the Fund intends to retain a portion of its net investment income beginning with its initial distribution and continuing until the final liquidating distribution. The Fund also may retain a portion of its gains. The extent to which the Fund retains income or gains, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Fund’s portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Fund’s term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund’s NAV on the Termination Date in the absence of income retention. The Fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the Fund, as the duration and weighted average maturity of the portfolio shorten, will likely result in successive reductions in distributions over the limited term of the Fund. The timing and amounts of these reductions cannot be predicted.

While the amounts retained would be included in the final liquidating distribution of the Fund, the Fund’s distribution rate over the term of the Fund will be lower, and possibly significantly lower, than if the Fund distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Fund’s distribution rate, the reduction of the Fund’s monthly distribution rate because of the retention of income may negatively impact its market price. Such effect on the market price of the Common Shares may not be offset even though the Fund’s NAV would be higher as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to Common Shareholders that the final liquidating distribution may be less than Original NAV.

The Fund intends to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

The retention of a portion of its net investment income may result in the Fund paying U.S. federal excise tax and U.S. federal income tax at corporate income tax rates. The retention of significant amounts of income, and possibly all or a portion of its gains, would make the payment of federal income tax a certainty and would increase the likelihood that the Fund would need to pay federal excise tax. See “Tax Matters” in this prospectus. The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to shareholders.

Automatic Reinvestment	Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

Management of the Fund	Invesco is the Fund’s investment adviser. The Adviser is an indirect wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, a successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Under an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 0.70% of the Fund’s average daily Managed Assets.

For more information on fees and expenses, including fees attributable to Common Shares, see “Summary of Fund Expenses” and “Management of the Fund.”

Listing	The Fund’s Common Shares have been approved for listing on the New York Stock Exchange (the “NYSE”). The trading or “ticker” symbol of the Common Shares is “IHTA.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

Fund Level Risks

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history upon which to base their investment decision.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. The value of your investment in the Fund will be reduced immediately following the completion of the offering by the sales load and amount of offering costs paid by the Fund. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Non-Diversified Fund Risk. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory occurrence.

Seven-Year Term Risk.    Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, or when an instrument has extended beyond its original maturity date due to underlying loan extensions, which may cause the Fund to lose money. Although the Fund has an investment objective of returning Original NAV to Common

Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Invesco or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price (see “Issuer Level Risks—Defaulted and Distressed Securities Risk”), and various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to Common Shareholders upon termination. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund and the Fund may incur taxes on such retained amount. In addition, the Fund’s investment in intermediate term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period closely prior to termination. To the extent that lower distribution rates may negatively impact Common Share price, such reduced yield and monthly dividends may cause a reduction of Common Share price. The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date or, in the event that the Termination Date is extended for one period of up to six months, as described above in “Seven-Year Term,” at such extended date. Therefore, initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive less than their original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders may be less, and potentially significantly less, than Original NAV, or their original investment.

Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination

Date; and may severely impact the Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date. See “—Security Level Risks—Debt Securities Risk” and “—Issuer Level Risks—Below Investment Grade Securities Risk” below.

Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Leverage Risk. The Fund’s anticipated use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the Common Shares. In shorter investment horizons or in periods of economic downturn or higher volatility, leverage will typically magnify downside outcomes.

The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the NAV of the Common Shares. Invesco may, based on its assessment of market conditions, increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Common Shares in the secondary market. There is no assurance that the Fund will utilize leverage or that the Fund’s use of leverage will be successful. Furthermore, the amount of fees paid to Invesco for investment advisory and administration services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for Invesco to leverage the Fund or increase the Fund’s leverage. See “Leverage.”

Real Estate-Related Securities Risk.    The Fund may invest in securities of issuers that have significant exposure to real estate and the real estate industry, including REITs. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

Due Diligence Risk. Before making any investment, the Adviser will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about CMBS and other real estate debt investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS and other investments. The Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment in CMBS and other investments will be successful.

Return of Capital Distribution Risk. The Fund’s distribution proceeds may exceed its earnings, particularly during the period after closing and before the Fund has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that Common Shareholders originally invested and may therefore represent a return of capital to Common Shareholders for tax purposes. See “Use of Proceeds,” “Tax Matters” and “Distributions” in this prospectus.

Issuer Level Risks

Risks Associated with Investment in Commercial Real Estate Loans. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally collateralized by commercial real estate loans or interests therein on properties having a multi-family or commercial use, such as shopping malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate. These risks include:

•	Declines in the value of real estate;

•	Declines in rental or occupancy rates;

•	Risks related to general and local economic conditions;

•	Dependency on management skills of the borrower or third-party property management firm;

•	Risk depending on the timing of cash flows from the underlying mortgage properties;

•	Possible lack of available mortgage funds to refinance the mortgage loans at maturity;

•	Overbuilding;

•	Extended vacancies in properties;

•	Increases in property taxes and operating expenses, including energy costs;

•	Changes in zoning laws and other governmental rules, regulations and fiscal policies and compliance with existing legal and regulatory requirements, including environmental controls and regulations;

•

Risks related to the ability of a property to attract and retain tenants, including those listed in this section, as well as the ability of a property owner to pay leasing commissions, provide adequate maintenance and insurance, pay tenant improvement costs and make other tenant concessions;

•	Expenses incurred in the cleanup of environmental problems;

•	Costs and delays involved in enforcing rights of a property owner against tenants that default under the terms of leases or seek protection of bankruptcy laws;

•	Risks related to the type and use of a particular commercial property, e.g., hospitals, nursing homes, hospitality properties and other property types;

•	Casualty or condemnation losses, including where liability and casualty insurance does not provide full protection;

•	Changes in interest rates and the availability of credit to refinance such loans at or prior to maturity;

•	Changes in tax laws;

•	Terrorist threats and attacks;

•	Social unrest and civil disturbances; and

•	Weather and other acts of God.

The above factors may impact the ability of a borrower to meet its obligations on the loan. Certain loans may default which could result in either a foreclosure of the property or a restructure of the loan. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds may be shorter or longer than the original term of the loan. Losses on the loans will negatively impact the most subordinate CMBS classes first. Any proceeds received from the loans will generally be applied to the most senior bonds outstanding before any payments are made to the subordinate bonds. The occurrence of defaults and losses on the loans may result in downgrades of the CMBS by the NRSROs.

Concentrated CMBS Investments. Default risks with respect to CMBS investments may be further pronounced to the extent that the Fund invests heavily with a particular sponsor of CMBS, single-issuer CMBS, CMBS secured by a small or less diverse collateral pool or CMBS secured by a particular asset class. For instance, at any one time, a portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties in only a few states, regions or foreign countries. As a result, such investments may be more susceptible to geographic risks relating to such areas, including adverse economic conditions, declining home values, adverse events affecting industries located in such areas and other factors beyond the control of the Adviser relative to investments in multi-issuer CMBS or a pool of mortgage loans having more diverse property locations.

CMBS and MBS Risk. CMBS and MBS, including collateralized debt obligations, collateralized mortgage obligations and investments in the CMBX Index, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. CMBS and MBS are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. CMBS and MBS also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the CMBS and MBS, causing the price of the CMBS and MBS and the Fund’s share price to fall and would make the CMBS and MBS more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of CMBS and MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.

REITs/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of the Fund’s investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.

CLO and CRE CLO Risk. CLOs, including CRE CLOs, are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may be adversely impacted due to collateral defaults of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

Below Investment Grade Securities Risk. The Fund may invest in CMBS and other securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in below investment grade securities involves substantial risk of loss. These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Below investment grade securities display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for below investment grade securities tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Defaulted and Distressed Securities Risk. The Fund may not invest in securities of REIT issuers that are in default or bankruptcy or insolvency proceedings (such securities are commonly referred to as “defaulted securities”). The Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Although the Fund does not presently intend to do so, it may invest to a limited extent in securities rated CCC+/Caa1 or lower, or unrated securities judged by the Adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be distressed at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund may also invest in CMBS that are in default at the time of purchase. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Mezzanine Loan Risk.    Mezzanine loans are not secured by interests in the underlying commercial properties, and are also subject to risk of subordination and share certain characteristics of subordinate loan interests described herein. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. In addition, a mezzanine lender typically has additional rights vis-à-vis the more senior lenders, including the right to cure defaults under the mortgage loan and any senior mezzanine loan and purchase the mortgage loan and any senior mezzanine loan, in each case under certain circumstances following a default on the mortgage loan.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Security Level Risks

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. When market interest rates rise, the market value of such instruments generally will fall.

Interest Rate Risk. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. The Federal Reserve recently raised the federal funds rate several times, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

Issuer Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a convertible or debt security experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk.    Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that have differences in credit quality or other factors) may increase. The Fund’s investments may be adversely affected if any of the issuers in which it is invested are subject to an actual or perceived deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities and widening credit spreads may reduce the market values of the Fund’s securities. While the Fund may employ strategies to mitigate credit spread risk these strategies may not be successful.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations, which typically corresponds to higher volatility and higher risk. For example, if a portfolio has a duration of three years and interest rates increase by 1%, then the portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Risk Associated with the Insolvency of Obligations Backing CMBS and Other Investments. The commercial real estate loans backing the Fund’s CMBS and other investments may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to which standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the commercial mortgage backing the CMBS and other investments, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such commercial mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Risks Associated with Underlying Obligations of Re-REMICs.     Re-securitizations of Real Estate Mortgage Investment Conduits Securities (“Re-REMICs”) bear the risks associated with their investments in the underlying collateralized mortgage obligation (“CMO”) or REMIC class and vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with a mortgage-backed security generally, including prepayment and/or extension risk, interest rate risk, income risk, market risk, liquidity risk and any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

Re-REMICs are typically exempt from registration with the Securities and Exchange Commission (“SEC”) under Rule 144A and are often rated by only one NRSRO. These factors can limit liquidity on Re-REMIC securities compared to SEC-registered securities.

Lack of Control Over Investments. The Fund generally does not have a right to vote or to make decisions with respect to the administration of the CMBS and other investments, or servicing of the commercial real estate loans that underlie the Fund’s CMBS and other investments. Investment decisions pertaining to issuers of underlying loans (including those serving as collateral for pools or tranches of CMBS) will generally be made by the owners/developers of such properties, in the case of underlying loans generally, or one of the master servicer, special servicer, trustee or a controlling party, in the case of pools or tranches of CMBS. Any decision made by one of those parties may not be in the best interest of the Fund and, even if that decision is determined to be in the Fund’s best interests by that party, may be contrary to the decision that the Fund would have made and may negatively affect the Fund’s interests.

Risks Associated with Interest Shortfalls.    The Fund’s CMBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the CMBS. Interest shortfalls will occur when the servicer does not advance full interest payments on defaulted loans to the CMBS trust issuer. The servicer in a CMBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is delinquent for a period of time (generally 60 days), the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90%, generally, of the appraised value. Interest shortfalls occur when 90%, generally, of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls increase, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the trust may also occur as a result of accumulated advances and expenses on defaulted loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to CMBS bond holders. If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a CMBS trust until the servicer’s claim is satisfied.

Risks Associated with Extensions. The Fund’s CMBS and other investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. Such extensions may also be made without the Adviser’s consent.

Risks Associated with the Servicers. The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying CMBS may be highly dependent on the performance of the servicer or special servicer. The servicer may not be appropriately staffed or compensated to immediately address issues or concerns with the underlying loans. Such servicers may exit the business and need to be replaced which could have a negative impact on the portfolio due to lack of focus during a transition. Special servicers frequently are affiliated with investors who have purchased the most subordinate bond classes, and certain servicing actions, such as a loan extension instead of forcing a borrower pay off, may benefit the subordinate bond classes more so than the senior bonds. While servicers are obligated to service the portfolio subject to a servicing standard and maximize the present value of the loans for all bond classes, servicers with an affiliate investment in the CMBS may have a conflict of interest. There may be a limited number of special servicers available, particularly those which do not have conflicts of interest.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share’s market price, NAV and/or your overall returns. As the average maturity of the Fund’s portfolio shortens, the Fund will reinvest in shorter maturity securities at market interest rates that may be lower than at the Fund’s inception. As a result, the Fund’s income and distributions may decline over the term of the Fund. The likelihood of this risk may increase as the Fund approaches its Termination Date.

Call Risk.    The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding debt or preferred instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Subordinated Investment Risk. To the extent the Fund invests in subordinated debt or other similar debt instruments that are junior in an issuer’s capital structure, such investments would be subordinate to senior indebtedness and expose the Fund to greater risk of loss.

Preferred Securities Risk. Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers such as REITs) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Senior Loan Risk. Senior loans hold the highest priority in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Reverse Repurchase Agreement Risk. If the market value of securities to be repurchased declines below the repurchase price, or the other party defaults on its obligation, the Fund may be delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage, which will make the Fund’s returns more volatile and increase the risk of loss. Additionally, interest expenses related to reverse repurchase agreements could exceed the rate of return on other investments held by the Fund, thereby reducing returns to shareholders.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which can not be resold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Derivatives Risk, including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested.

The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including contagion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.

Whether the Fund’s use of derivatives is successful will depend on, among other things, the Adviser correctly forecasting market circumstances, liquidity, market values, interest rates and other applicable factors. If the Adviser incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, there can be no assurance that the derivatives investing techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the Fund’s investment objectives. The use of derivatives to enhance returns may be particularly speculative.

The Fund may enter into debt-related derivative instruments, including interest rate swaps, as well as other types of derivatives. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market, including the SEC’s proposed rules on the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to successfully use derivative instruments. A more complete discussion of the types of derivatives in which the Fund may principally invest can be found in the “—Derivatives” subsection of the “Portfolio Composition and Other Information” section of this prospectus.

Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Tax Matters” section of this prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Other Risks

Recent Market Circumstances. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. In addition, domestic and international markets have experienced acute turmoil due to a variety of factors, including economic unrest in Italy, Greece, Spain, Ireland, Portugal, other European Union countries and China. These events, along with the 2011 downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions (as well as the actions of many governments or quasi-governmental organizations throughout the world, which responded to the turmoil with a variety of significant fiscal and monetary policy changes) led in the recent past, and may lead in the future, to worsening general economic circumstances, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These and other future events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates as well as the decision to cease purchasing securities, and to begin to sell securities previously purchased, pursuant to quantitative easing, may cause interest rates to rise, and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic circumstances could impair the Fund’s ability to achieve its investment objectives.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These circumstances resulted in, and may continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Fund’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Legislation and Regulatory Risk. At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC has proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by the Fund. The proposed rules have not yet been adopted and therefore the full impact of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

Environmental Liability Risk. Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of complying with numerous environmental regulations, such as those governing asbestos and petroleum storage tanks, and for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws governing removal or remediation often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, and the obligation to comply with environmental regulations may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.

Potential Conflicts of Interest Risk. The Adviser and its affiliates provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their interests or those of their clients may compete or conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations, the Adviser may have to allocate a limited investment opportunity among its clients. For additional information about potential conflicts of interest, and the way in which the Adviser and its affiliates address such conflicts please see “Investment Adviser—Portfolio Managers— Potential Conflicts of Interest” in the SAI.

Borrowing Risk. In addition to borrowing for leverage (see “Leverage”), the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Tax Risk. The Fund’s income and gains retention strategy may subject the Fund to a non-deductible excise tax at the rate of 4% on the excess of its “required distributions” over its actual distributions in a calendar year. The payment of such taxes would reduce amount available for current distributions and/or the final liquidating distribution to shareholders. See “Distributions,” “Risks—Tax Risk” and “Tax Matters.”

Anti-Takeover Provisions In The Fund’s Governing Documents	The Fund’s Certificate of Trust, the Fund’s Declaration of Trust and the Fund’s By-Laws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Risks—Anti-Takeover Provisions” and “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

Administrator	The Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Fund that are not required to be performed by the Adviser under the Advisory Agreement.

Custodian, Dividend Paying Agent and Transfer Agent	The custodian for the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-2801.

The transfer agent and dividend paying agent for the Fund is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.

SUMMARY OF FUND EXPENSES

The purpose of the table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues 8,100,000 Common Shares. The Annual Expenses table below assumes the use of leverage in the form of Borrowings or reverse repurchase agreements in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets (after their use), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. See “Management of the Fund.”

Percentage of Offering Price

Common Shareholder Transaction Expenses (as percentage of offering price)
Sales Load Paid by You	1.65%
Offering Costs(1)	0.20%
Dividend Reinvestment Plan Fees(2)	None

As a Percentage of Net Assets Attributable to Common Shares

Annual Expenses
Management Fees(3)	0.93%
Interest on Borrowings and other Costs of Leverage(4)	0.96%
Other Expenses(5)	0.33%

Total Annual Expenses(6)	2.22%

(1)	The Adviser has agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. Based on an offering size of $81,000,000 (8,100,000 Common Shares), the Fund would pay a maximum of $162,000 of offering costs and the Adviser would pay all offering costs in excess of $162,000, which are currently estimated to be $1,250,000.

(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Trust Company, N.A., as agent for the Common Shareholders (the “Agent”), to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)	The table above is based on Net Assets attributable to Common Shares. Based on Managed Assets, which include assets attributable to leverage, Management Fees would be 0.70%.

(4)	Assumes the use of leverage in an amount equal to approximately 25% of the Fund’s Managed Assets (after the leverage is incurred), and assumes the cost of Borrowings and reverse repurchase agreements is 2.61%. Based on Managed Assets, these expenses would be 0.72%.

(5)	“Other Expenses” is based on estimated amounts for the current fiscal year. Based on Managed Assets, these expenses would be 0.25%. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%. See “Portfolio Composition and Other Information—Other Investment Companies” in the SAI.

(6)	Based on Managed Assets, Total Annual Expenses would be 1.67%.

Example

The following example illustrates the expenses (including (i) the sales load of $16.50 and (ii) estimated offering costs of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 2.22% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Share NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	7 Years
$41	$87	$135	$187

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a statutory trust on February 8, 2017, pursuant to a Certificate of Trust and an initial agreement and declaration of trust, and is governed by the laws of the State of Delaware. Its principal office is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 and its phone number is (404) 439-3217.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $79,501,500 ($91,268,272 if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. Invesco has agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objectives and policies within approximately six months after completion of the offering. Pending such investment, the Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities or cash equivalents. The Fund may gain exposure without limit to the CMBX Index during the Start-Up Period. Until the Fund fully invests the proceeds of this offering in accordance with its investment objectives, policies and strategies, the Fund may earn interest income at a more modest rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s investment objectives are to provide a high level of current income and to return Original NAV to Common Shareholders on or about the Termination Date. The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Invesco or any other entity. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund’s overall credit strategy, the declining average maturity of its portfolio and its objective of returning the Original NAV on or about the Termination Date. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful.

Rationale

The Adviser believes that, as the commercial real estate cycle progresses, real estate debt offers compelling risk-adjusted returns. The Adviser views current commercial real estate fundamentals as favorable. Investors in post-financial crisis mortgage loans have benefitted from stronger underwriting standards and appreciation in the prices of some underlying properties. The Adviser anticipates that the Common Shares will offer investors the potential for attractive yields relative to competing products in a slow-growth global economy. The Fund seeks to potentially capitalize on stronger loan underwriting metrics post the great financial crisis, growing borrower equity due to real estate property price appreciation and dislocations that may be driven by regulatory changes and a wave of loan refinancings.

Investment Strategy

The Fund seeks to achieve its investment objectives by primarily investing in securities collateralized by loans secured by real properties and other real estate related debt securities. To construct and manage the portfolio the Adviser employs a bottom-up approach that focuses on fundamental analysis of the underlying loans. The Fund generally invests in a portfolio of real estate debt designed to generate high levels of current income through opportunistic deployment of capital. This includes investment grade CMBS, non-investment grade CMBS and other non-rated CMBS and debt and preferred securities issued by REITs and real estate related corporations. CMBS is a type of mortgage-backed security that is collateralized by a loan (or loans) on one or more interests in commercial real estate property. REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. Real estate related corporations include but are not limited to residential and commercial builders and companies providing real estate investment, asset management, financing, leasing and other advisory services. The Adviser believes these debt securities are well positioned for a slow growth economy and relatively low interest rate environment. It also believes a gradually increasing interest rate environment should be accompanied by higher property rents and declining vacancy rates.

Although the Fund does not presently intend to do so, it may invest to a limited extent in securities rated CCC+/Caa1 or lower, or unrated securities judged by the Adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. The Fund may also invest in CMBS that are in default at the time of purchase. See “Risks—Issuer Level Risks—Defaulted and Distressed Securities Risk.”

Depending on market conditions, the Adviser may allocate a portion of the Fund’s assets among certain affiliated and unaffiliated registered investment companies, including open-end and closed-end investment companies and ETFs. The Adviser monitors portfolio activity and reallocates assets among the underlying funds as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s investment objectives.

The Fund may invest a portion of its assets in investments providing exposure to the CMBX Index. Such index is a tradable index referencing a basket of CMBS and is designed to reflect the creditworthiness of CMBS. Such index poses many of the risks associated with investments directly in CMBS. During the Start-Up Period, the Fund may gain exposure without limit in the CMBX Index. During such period, the Fund may not be pursuing its investment objectives or investment policies, the Fund may not achieve its investment objectives, and Common Shareholders may be adversely affected. The Adviser currently anticipates that the Start-Up Period will not exceed six months. See “Risks—Issuer Level Risk—CMBS and MBS Risk,” “Risks—Issuer Level Risks—Investment Companies Risk” and “Risks—Issuer Level Risks—ETF Risk. ”

In seeking to return the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and, with respect to 70% of the Fund’s Managed Assets, limiting the longest expected maturity of any holding to no later than June 1, 2025. With respect to 30% of the Fund’s Managed Assets, there is no limitation on the expected maturity of any holding. “Expected maturity” means the expected return of the majority of the bond’s principal and/or the time when a reasonable investor would expect to have the majority of the principal returned. The average maturity of the Fund’s holdings is generally expected to shorten as the Fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce amounts otherwise available for distribution to Common Shareholders due to liquidations or short-term investments made prior to maturity. Through its overall strategy, the Fund seeks to capitalize on the opportunity for attractive yields on securities collateralized by loans mostly originated in 2015 and earlier and that benefit from underlying property appreciation and, to a lesser extent, newly originated securities collateralized by loans benefitting from improved underwriting standards and to further align the portfolio value during the wind-up period (the approximately three to six month period preceding the Termination Date) with the Original NAV. There can be no assurance that the Fund’s strategies will be successful.

Portfolio Contents

The Fund generally invests in a portfolio of real estate debt designed to generate high levels of current income through opportunistic deployment of capital. This includes investment grade CMBS, non-investment grade CMBS and other non-rated CMBS and debt and preferred securities issued by REITs and real estate related corporations. CMBS may include multi-issuer CMBS and single-issuer CMBS, in each case relating to real estate related companies or assets. In a typical CMBS issuance, one or more mortgage loans of varying size, asset type and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The Fund will invest at least 70% of its Managed Assets in investment grade securities. The Fund will invest no more than 30% of its Managed Assets in securities rated below investment grade at the time of investment.

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the United States are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Code. REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and bonds and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT-like structure at all. The Fund may invest in REIT debt or preferred securities.

The Fund also may invest in other real estate debt and loan instruments, including senior secured bank loans, MBS, including RMBS, Non-Agency MBS, CLOs, including CRE CLOs, mezzanine loans, credit risk transfers, and REMICs. The Fund may also invest in investment grade corporate debt securities, non-investment grade corporate debt securities, and convertible securities.

The Fund may invest in securities of foreign corporations and governments, including securities of emerging markets issuers. A country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers emerging market countries to be those countries that are included in the MSCI Emerging Markets Index.

The Fund may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and currency swaps), options on securities, and options on securities indices, options on financial futures, structured notes or other derivative instruments.

See “Portfolio Composition and Other Information” for additional information on the types of securities in which the Fund may invest.

Investment Policies

Under normal circumstances following the Start-Up Period:

•	The Fund expects to invest at least 70% of its Managed Assets in real estate debt securities including CMBS;

•

The Fund will invest no more than 30% of its Managed Assets in securities rated below investment grade (BB+/Ba1 or lower), or that are unrated but judged by the Adviser to be of comparable quality, at the time of investment;

•	The Fund may invest up to 10% of its Managed Assets in securities of non-U.S. issuers, including in securities of emerging markets issuers;

•

The Fund may invest up to 10% of its Managed Assets in non-U.S. dollar denominated securities. The Fund expects to use derivative instruments in an effort to hedge substantially all of the currency risk associated with non-U.S. dollar denominated investments;

•

The Fund may invest in other affiliated and unaffiliated registered investment companies, including open-end and closed-end investment companies, including ETFs, to the extent permitted by the 1940 Act;

•	With respect to 70% of its Managed Assets, the Fund will not invest in securities with an expected maturity date extending beyond June 1, 2025;

•	With respect to 30% of its Managed Assets, the Fund may invest in securities of any expected maturity;

•	The Fund will not invest in common equity securities. This policy does not apply to shares of other investment companies; and

•

The Fund will concentrate its investments in the real estate finance industry, including, without limitation, investments in MBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate.

The foregoing policies apply only at the time of any new investment.

For purposes of the policies above relating to expected maturity date, “expected maturity” means the expected return of the majority of the bond’s principal and/or the time when a reasonable investor would expect to have the majority of the principal returned.

Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. For purposes of the investment limitations in this prospectus, a security’s rating is determined using the highest rating of Moody’s, S&P, Fitch, Kroll, DBRS and Morningstar if any of such NRSROs rate the security. If a security is unrated by any NRSRO, the rating determined by the Adviser is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. The descriptions of the investment rating categories by Moody’s, S&P, Fitch, Kroll, DBRS and Morningstar, including a description of their speculative characteristics, are set forth in Appendix A of the SAI. All references to securities ratings by Moody’s, S&P, Fitch, Kroll, DBRS and Morningstar in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody’s, BB+, BB and BB- in the case of S&P and Fitch).

The Fund may invest without limitation in instruments for which there is no readily available trading market or which are otherwise illiquid.

The Fund will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into foreign currency swaps and other hedging transactions. Under normal market conditions, the Fund expects to invest a portion of its assets in issuers located anywhere in the world outside of the U.S. and, although under current market conditions the Fund does not intend to invest in obligations of issuers located in emerging market countries, the Fund may do so if it determines that such investments are appropriate for the Fund. The Fund considers emerging market countries to be those countries that are included in the MSCI Emerging Markets Index.

The Fund may invest in debt securities of any duration, and although the Fund will not be managed for duration, given the nature of the Fund’s portfolio, the Fund’s portfolio will likely have an intermediate average duration (initially expected to be approximately six years). “Duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of a security’s expected principal and interest payments. The weighted average maturity of the Fund’s portfolio is initially expected to be approximately seven years but will decline over time as the Fund approaches the Termination Date.

The Fund will not invest in privately issued debt. For purposes of this limitation, securities issued pursuant to Rule 144A under the Securities Act and bank loans are not considered privately issued debt.

Other Policies

During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities or cash equivalents. There can be no assurance that such techniques will be successful. The Fund may gain exposure without limit to the CMBX Index during the Start-Up Period. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the shareholders. The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

The Fund will not invest, either directly or indirectly through derivatives, in contingent capital securities (sometimes referred to as “CoCos”).

Investment Philosophy

The Adviser, an investment management firm with expertise in real estate debt, senior loans, subordinated debt and structured products, including distressed issuers, is responsible for the overall management of the Fund. The Adviser employs a valuation driven investment approach grounded in a bottom-up investment selection process and a top-down portfolio construction process to derive a portfolio based upon fundamental analysis with an emphasis on liquidity, concentration and relative value (i.e., risk, liquidity and potential return of one investment relative to another). The Adviser will analyze the yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default of its current and potential investments on a continuous basis to determine what it believes are the appropriate investments for the Fund. The Adviser’s philosophy is based on fundamental credit, collateral and structural analysis of the underlying investments and utilization of the secondary market for loans to manage risk (i.e., analyzing interest rate and credit risk among investments). Fundamental analysis involves evaluation of the macro-economy, industry, trends, management quality, collateral adequacy, and consistency of corporate cash flows. In constructing the portfolio, the Adviser focuses on liquidity, identification of relative value and continuous monitoring.

Seven-Year Term and Final Distribution

The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to shareholders, the Fund’s term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Fund’s term may not be extended further than one period of up to six months without a shareholder vote to amend the Declaration of Trust. In determining whether to extend the Fund’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Invesco or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund intends to pay most, but likely not all, of its net income to shareholders in monthly income dividends. The Fund also intends to pay a distribution of net realized capital gains once per year. However, in seeking to achieve its investment objective to return Original NAV upon termination, the Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund and the Fund may incur taxes on such retained amounts, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period prior to termination.

The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date or, in the event that the Termination Date is extended, at such extended date. Therefore, initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive more or less than their original investment. It is likely that some portion of the income and capital gains earned by the Fund and customarily paid as an income or capital gain distribution will be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund’s assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), subsequent to that distribution the Fund may make one or more small additional distributions of any cash received from ultimate liquidation of those assets. The Fund expects that the total of that cash distribution and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, but the actual total may be more or less than that NAV, depending on the ultimate results of those post-Termination Date asset liquidations. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to Common Shareholders at the termination of the Fund may be less, and potentially significantly less, than the Original NAV, or their original investment. See “Risks—Fund Level Risks—Seven-Year Term Risk.”

Interest rates, including yields on below investment grade CMBS and other debt securities, tend to vary with maturity. Securities with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. Because the Fund portfolio’s average expected maturity is generally expected to shorten as the Fund approaches its Termination Date, ultimately approaching zero, shareholders can expect that the average portfolio yield will also fall as the Fund approaches that Termination Date. Consequently, the Fund’s dividend rate may need to be reduced over time as the yield on portfolio securities declines as they are sold and either not replaced or replaced by lowering-yielding securities; as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above; and as potentially increasing amounts of net earnings of the Fund may be retained by the Fund as a means of pursuing its objective of paying the Original NAV on or about the Termination Date.

The Fund’s wind-up period will be approximately three to six months preceding the Termination Date. The Fund’s portfolio composition during this wind-up period will depend on then-current market conditions and the availability of the types of securities in which the Fund may invest. Accordingly, the Fund’s portfolio composition during the wind-up period cannot currently be estimated, nor can the Fund precisely predict how it’s portfolio composition may change as the Fund’s Termination Date approaches. However, the Fund will seek to invest in securities consistent with its investment objectives to the extent possible during the wind-up period preceding the Fund’s Termination Date. In addition, as the Fund approaches its Termination Date, the Fund may earn interest income at a more modest rate. As a result, the Fund’s distributions during the wind-up period of approximately three to six months preceding the Termination Date may consist, in whole or in part, of a return of capital. A return of capital is a return of a shareholder’s original investment and is not a return based on the Fund’s performance. See “Distributions,” “Use of Proceeds” and “Tax Matters.”

PORTFOLIO COMPOSITION AND OTHER INFORMATION

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained in the SAI under “Portfolio Composition and Other Information.”

CMBS

As part of its investment strategy, the Fund invests in both single-and multi-issuer CMBS. This includes investment grade CMBS, non-investment grade CMBS and other non-rated CMBS. In a typical CMBS issuance, one or more mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a REMIC. Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level.

Once these CMBS are issued and rated, they are then sold to investors based on specified investment profiles (e.g., credit risk, yield, rating, etc.). For the vast majority of these bonds, each month the interest on the pooled loans is accrued and paid to the investors, through a trustee and master servicer who act as an intermediary between the underlying borrowers and the bond holders. The interest is paid first to the investors holding the highest rated bonds, until all accrued interest on those bonds is paid, then to the holders of the next highest rated bonds, and this continues until all the bond holders are paid in a sequential manner.

If there is a shortfall in an interest or principal payment or if the underlying real estate is liquidated and does not generate enough proceeds to meet the payments due to all bond classes, then the investors in the most subordinate bond class will incur a loss with further losses impacting more senior classes in reverse order of priority.

The administration of the pooled loans are handled by CMBS servicers (primary, master and special), all of whom are required to act in accordance with certain “servicing standards.” While the servicing standard may vary, the standard generally requires the servicer to use the same care, skill and diligence as it uses to service and administer comparable mortgage loans on behalf of third parties or on behalf of itself, whichever is the higher standard. The master and special servicer play the most active role in servicing the underlying loans.

The master servicer’s responsibility is to service the loans in the pool through maturity unless the loan becomes specially serviced (e.g., the borrower has defaulted). The master servicer manages the flow of payments and information and is responsible for the ongoing interaction with the borrowers. The master servicer is responsible for collecting the payments from the borrowers and routine loan administration functions (e.g., escrow disbursements, analyzing underlying property performance, and consent requests). Subject to certain limitations, the master servicer is responsible for making certain monetary advances if a borrower fails to do so;

for example, if a borrower has missed an interest payment or failed to pay property taxes, the master servicer is required to advance such payment so long as it deems such advance recoverable.

For as long as a loan has been designated “specially serviced”, the administration is transferred to a special servicer who takes over all the master servicers’ administrative responsibilities with respect to such loan (other than making advances) in order to maximize recovery on the mortgage on behalf of the bondholders. A loan is usually designated “specially serviced” upon an event of default or if there is a determination that an event of default is imminent. The special servicer has primary responsibility for working out the loan, and if necessary, liquidating or foreclosing on the underlying real estate. The special servicer is generally required to follow the direction of the controlling holder, who is often the holder of the most junior bond.

The Fund may invest a portion of its assets in investments providing exposure to the CMBX Index. Such index is a tradable index referencing a basket of CMBS and is designed to reflect the creditworthiness of CMBS.

CMBS Interest-Only Certificates

The Fund may invest in CMBS interest-only certificates (“IOs”). CMBS IOs receive no payments of principal from the underlying mortgage assets. IO class payments are derived by the excess interest that exists due to a higher weighted average coupon on the underlying mortgages than the weighted average coupon on the corresponding CMBS bonds. The notional amount of the IO bonds will equal the certificate balance of all or a portion of the other CMBS classes of the same issuance. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) and defaults on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal or defaults, the Fund may not fully recoup its initial investment in IOs.

REMICs and Re-REMICs

REMICs are bonds created from pools of mortgages. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities but, unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. A Re-REMIC is a trust that has been created to own one or more existing mortgage-backed residential or commercial securities and are securities created from the underlying cash flows of existing REMIC bonds. Dealers create Re-REMICs by taking an existing REMIC bond and placing it in a trust. The trust then issues two new bonds backed by the cash flows of the original REMIC bond—one bond being senior to the other. The senior bond in the Re-REMIC structure receives the credit support that is left on the original bond, plus additional credit support in the form of the new subordinate bond issued by the Re-REMIC trust to provide protection from losses on the collateral.

For example, to create a Re-REMIC security, a dealer may take REMIC Bond A with $1,000,000 face value, place it in a trust and issue a $500,000 senior bond and a $500,000 subordinate bond. The senior bond receives additional credit support from the subordinate bond. Depending on the level of risk of the original REMIC Bond A’s underlying collateral, the additional credit support on the new senior Re-REMIC bond will typically range from 5% to 90%, thereby enhancing its protection from future downgrades.

REITs

REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund may invest in REIT debt or preferred securities.

RMBS

RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Credit Risk Transfers

A floating rate credit risk transfer (“CRT”) is a floating rate security that represents a general obligation of a government sponsored enterprise: for example, the U.S. Federal National Mortgage Association (“Fannie Mae”) and the U.S. Federal Home Loan Mortgage Corporation (“Freddie Mac”, and together with “Fannie Mae” the “GSEs”). Those GSEs expand the secondary market for residential mortgage loans by purchasing and securitizing loans, and then by selling the resulting agency MBS in the secondary market. Agency MBS are guaranteed by the GSEs, meaning that these entities are responsible for the timely payment of principal and interest on the bonds and bear the risk of credit loss on the underlying loans.

Each CRT transaction generally includes several tranches that cover a range of cash flows, credit risk and potential return profiles. Historically, tranches with the highest credit quality feature a relatively short expected cash flow window and a large amount of credit protection in the form of a higher level of subordination. Lower-rated tranches feature longer expected cash flow windows and lower levels of subordination. Unrated tranches represent the longest expected cash flows and have the least credit protection, but typically offer the highest potential returns. As loans are prepaid, the most senior tranche is first in line to receive the proceeds, followed by lower-rated tranches as outstanding balances are paid off. Conversely, as defaults occur, losses are allocated sequentially from the tranches with the lowest rating to the highest. The Fund may invest in any tranche, including lower-rated and unrated tranches.

CRT securities were created in 2013 to effectively transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the GSEs to the private sector. Unlike agency MBS, full repayment of the original principal balance of the CRT securities is not guaranteed by the GSEs; rather, “credit risk transfer” is achieved by writing down the outstanding principal balance of the CRT securities if credit losses on the related loans exceed a certain threshold. By reducing the amount that they are obligated to repay to holders of CRT securities, GSEs like Fannie Mae and Freddie Mac are able to offset credit losses on the related loans.

CLOs and CRE CLOs

The Fund invests in CLOs, including CRE CLOs, and other similarly structured securities. CLOs and CRE CLOs are types of asset-backed securities that are typically issued by trusts collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans and, in the case of CRE CLOs, loans backed by commercial real estate. CLOs may charge management fees and administrative expenses and the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The Fund may invest in any tranche of a CLO trust.

Senior Loans

The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO.

The Fund may purchase and retain in its portfolio senior loans payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a senior loan.

Mezzanine Loans

The Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to maturities of other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life of mezzanine investments is significantly shorter at three to five years.

Non-U.S. and Emerging Markets Issuers

The Fund will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. To address foreign currency risks, the Fund may enter into foreign currency swaps and other hedging transactions. Under normal market conditions, the Fund expects to invest a portion of its assets in issuers located anywhere in the world outside of the U.S. and, although under current market conditions the Fund does not intend to invest in obligations of issuers located in emerging market countries, the Fund may do so if it determines that such investments are appropriate for the Fund. The Fund considers emerging market countries to be those countries that are included in the MSCI Emerging Markets Index.

Preferred Securities

Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares.

Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed-income securities, which may result in above average appreciation if the company’s performance improves.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market circumstances were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Derivatives

The Fund may invest in certain derivative instruments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, related indexes and other assets. The Fund may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and currency swaps), options on securities, and options on securities indices, options on financial futures, structured notes or other derivative instruments. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

The Fund reserves the right to engage in transactions involving futures, options on futures and swaps to the extent allowed by Commodity Futures Trading Commission (“CFTC”) regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a RIC may limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Invesco’s views as to certain market movements are incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

Options Transactions.    The Fund may purchase put and call options on interest rates, bond indices and/or foreign currencies. Options on futures contracts are discussed below under “—Options on Futures Contracts.”

Options on Interest Rates and Indices.    The Fund may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies.    The Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Futures Contracts.    The Fund may purchase or sell futures contracts on securities, securities indices, other indices or other financial instruments. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. Furthermore, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options on Futures Contracts.    The Fund may purchase call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Forward Currency Contracts and other Foreign Currency Transactions.    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. The Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described below or subject Invesco to CFTC registration and regulation as a “commodity pool operator” (“CPO”).

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Fund. The Fund also may use currency futures contracts and options thereon (see “—Futures Contracts” and “—Options on Futures Contracts” above), and put and call options on foreign currencies (see “—Options Transactions” above) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges.    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by Invesco. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges.    The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “crosshedge.”

Shifting Currency Exposure.    The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Swap Transactions.    The Fund may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on permitted types of swap agreements and in bonds issued by special purpose entities that are backed by a pool of swaps.

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as to protect against currency fluctuations, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date or to reduce risk arising from the ownership of a particular security or instrument.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by Invesco for any accrued but unpaid net amounts owed to a swap counterparty.

Interest Rate Swaps.    Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Currency Swaps.    A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed-income securities market to which it has exposure, or to take a “short position” in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks—Security Level Risks—Derivatives Risk, Including the Risk of Swaps.”

Options on Swaps.    An option on a swap is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of swaps including index linked swaps and forward foreign currency exchange contracts. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. For more information, see “Portfolio Composition and Other Information—Derivatives” in the SAI.

There is no assurance that these derivative techniques will be available at any time, that Invesco will determine to use them for the Fund or, if used, that the techniques will be successful. The Fund’s ability to pursue certain of these techniques may be limited by applicable regulations of the CFTC and potentially by recently proposed rules by the SEC governing the use of derivatives by registered investment companies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “Risks—Security Level Risks—Derivatives Risk, Including the Risk of Swaps.”

Temporary Defensive Investments

At times Invesco may judge that circumstances in the markets for CMBS and other debt securities make pursuing the Fund’s investment objective of returning Original NAV inconsistent with the best interests of its shareholders. At such times Invesco may, temporarily, use alternative techniques primarily designed to reduce fluctuations in the value of the Fund’s assets. During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities or cash equivalents. There can be no assurance that such techniques will be successful. As previously mentioned, the Fund may gain exposure without limit to the CMBX Index during the Start-Up Period. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Portfolio Turnover

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when Invesco believes such trading is, in light of prevailing economic and market circumstances, in the best interests of the Fund’s shareholders. Although the Fund cannot predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. Frequent trading also increases transaction costs, which could detract from the Fund’s performance, and may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be treated as ordinary income. See “Tax Matters.”

LEVERAGE

The Fund anticipates using leverage to seek to enhance its potential to produce a high level of current income and to return the Original NAV per common share to Common Shareholders on or about the Termination Date.

The Fund may utilize the following forms of leverage: (a) Borrowings, (b) reverse repurchase agreements and (c) Preferred Shares. The Fund does not intend to use leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives.

The Fund may use leverage to the extent permitted by the 1940 Act and to the extent that such arrangements will not result in the Fund becoming a taxable mortgage pool. If current market conditions persist, the Fund intends initially to use leverage through Borrowings or entering into reverse repurchase agreements in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets. The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The Fund currently does not intend to issue Preferred Shares within the first year after the closing of this offering.

Reverse repurchase agreements are agreements that involve the transfer of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price if specified, or the value of the proceeds received on any sale subject to repurchase plus accrued interest. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve additional risks to the Fund. See “Risks—Security Level Risks—Reverse Repurchase Agreement Risk.”

So long as the rate of distributions received from the Fund’s portfolio investments purchased with the proceeds of any Borrowings or reverse repurchase agreements, net of applicable Fund expenses, exceeds the then current interest on such Borrowings and costs associated with such reverse repurchase agreements, the investment of the proceeds of such Borrowings or reverse repurchase agreements will generate more cash flow than will be needed to make such payments. If so, the excess cash flow will be available to pay higher distributions to Common Shareholders. However, if the rate of cash flow received from the Fund’s portfolio investments purchased with the proceeds of any Borrowings or reverse repurchase agreements, net of applicable Fund expenses, is less than the then current interest rate payable on such Borrowings, or costs associated with such reverse repurchase agreements, the Fund may be required to utilize other Fund assets to make such payments and this may result in reduced net investment income available for distribution to Common Shareholders.

The Fund pays an advisory fee to Invesco based on a percentage of Managed Assets and pays an administration fee based on the Fund’s average daily net assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Invesco will be responsible for using leverage to pursue the Fund’s investment objectives. Invesco will base its decision regarding whether and how much leverage to use for the Fund, the specific types of leverage, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Invesco’s fees. Thus, Invesco may have a conflict of interest in determining whether to use or increase leverage. Invesco will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Under the 1940 Act, the Fund generally is not permitted to borrow pursuant to a term financing or credit facility or issue commercial paper or notes unless immediately after the borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the 1940 Act generally prohibits the Fund from declaring any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount, after deducting the amount of such dividend or distribution. This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed, or to loans made for temporary purposes and in an amount that does not exceed five percent of the Fund’s total assets. If the Fund issues senior debt securities or borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding senior debt securities or Borrowings to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default or entitle the senior debt security holders to elect a majority of the Fund’s Board of Trustees.

Changes in the value of the Fund’s portfolio securities, as well as costs attributable to reverse repurchase agreements or Borrowings, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leverage would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings with respect to Borrowings. These restrictions or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition, if the Fund enters into a credit facility or otherwise incurs Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility or other Borrowings would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

The use of leverage creates additional risks for Common Shareholders, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. In particular, leverage increases the risk of price volatility. See “Risks—Fund Level Risks—Leverage Risk.”

There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

Effects of Leverage

Assuming the utilization of leverage through Borrowings and reverse repurchase agreements in an aggregate amount of approximately 25% of the Fund’s Managed Assets, with interest and other costs of 2.61% incurred in connection with such arrangements, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.653% in order to cover such interest and other costs specifically related to the leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest rates and costs may vary frequently and may be significantly higher or lower than those estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects the use of Borrowings and reverse repurchase agreements representing, in the aggregate, approximately 25% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest and other costs of its leverage of 2.61%.

Assumed Return on Portfolio (Net of Expenses)	–10%	–5%	0%	5%	10%

Corresponding Return to Common Shareholder	–14.20%	–7.54%	–0.87%	5.80%	12.46%

Common Share Total Return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest and costs on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security, perceptions of the issuer, and other market factors. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Fund Level Risks

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history upon which to base their investment decision.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 1.65% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $9.835, before deducting offering expenses. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.02 per Common Share). Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Non-Diversified Fund Risk

Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory occurrence.

Seven-Year Term Risk

Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Invesco or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price (see “—Issuer Level Risks—Defaulted and Distressed Securities Risk”), and various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to Common Shareholders upon termination. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund and the Fund may incur taxes on any such retained amount. In addition, the Fund’s investment in intermediate term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period closely prior to termination. To the extent that lower distribution rates may negatively impact Common Share price, such reduced yield and monthly dividends may cause a reduction of Common Share price. The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date or, in the event that the Termination Date is extended as described in “The Fund’s Investments—Seven-Year Term and Final Distribution,” at such extended date. Therefore, initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or the Original NAV) may receive less than their original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund and the amounts of income or gains retained by the Fund instead of being paid out as income dividends or capital gain distributions over the life of the Fund, and the amount of any taxes paid on those retained amounts, the amount distributed to Common Shareholders at the termination of the Fund may be less, and potentially significantly less than the Original NAV, or their original investment.

Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date. See “—Security Level Risks—Debt Securities Risk” and “—Issuer Level Risks—Below Investment Grade Securities Risk” below.

Earnings Risk

The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Leverage Risk

The Fund’s anticipated use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the

Common Shares. In shorter investment horizons or in periods of economic downturn or higher volatility, leverage will typically magnify downside outcomes. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the NAV of the Common Shares. The Adviser may, based on its assessment of market conditions, increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Fund’s Common Shares in the secondary market. There is no assurance that the Fund will utilize leverage or that the Fund’s use of leverage will be successful. See “Leverage.”

The Fund pays a fee to the Adviser for investment advisory services based on a percentage of the Fund’s Managed Assets and pays administration fees based on the Fund’s average daily net assets. The Adviser will base the decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage is in the best interests of the Fund. However, the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore the Adviser’s fees means that it may have a conflict of interest in determining whether to use or increase leverage. The Adviser will seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when it determines that such action is in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Real Estate-Related Securities Risk

The Fund may invest in securities of issuers that have significant exposure to real estate and the real estate industry, including REITs. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

Due Diligence Risk

Before making any investment, the Adviser will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about CMBS and other real estate debt investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS and other investments. The Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment in CMBS and other investments will be successful.

Return of Capital Distribution Risk

The Fund’s distribution proceeds may exceed its earnings, particularly during the period after closing and before the Fund has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that Common Shareholders originally invested and may therefore represent a return of capital to Common Shareholders for tax purposes. See “Use of Proceeds,” “Tax Matters” and “Distributions” in this prospectus.

Issuer Level Risks

Risks Associated with Investment in Commercial Real Estate Loans

Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally collateralized by commercial real estate loans or interests therein on properties having a multi-family or commercial use, such as shopping malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate. These risks include:

•	Declines in the value of real estate;

•	Declines in rental or occupancy rates;

•	Risks related to general and local economic conditions;

•	Dependency on management skills of the borrower or third-party property management firm;

•	Risk depending on the timing of cash flows from the underlying mortgage properties;

•	Possible lack of available mortgage funds to refinance the mortgage loans at maturity;

•	Overbuilding;

•	Extended vacancies in properties;

•	Increases in property taxes and operating expenses, including energy costs;

•	Changes in zoning laws and other governmental rules, regulations and fiscal policies and compliance with existing legal and regulatory requirements, including environmental controls and regulations;

•

Risks related to the ability of a property to attract and retain tenants, including those listed in this section, as well as the ability of a property owner to pay leasing commissions, provide adequate maintenance and insurance, pay tenant improvement costs and make other tenant concessions;

•	Expenses incurred in the cleanup of environmental problems;

•	Costs and delays involved in enforcing rights of a property owner against tenants that default under the terms of leases or seek protection of bankruptcy laws;

•	Risks related to the type and use of a particular commercial property, e.g., hospitals, nursing homes, hospitality properties and other property types;

•	Casualty or condemnation losses, including where liability and casualty insurance does not provide full protection;

•	Changes in interest rates and the availability of credit to refinance such loans at or prior to maturity;

•	Changes in tax laws;

•	Terrorist threats and attacks;

•	Social unrest and civil disturbances; and

•	Weather and other acts of God.

The above factors may impact the ability of a borrower to meet its obligations on the loan. Certain loans may default which could result in either a foreclosure of the property or a restructure of the loan. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds may be shorter or longer than the original term of the loan. Losses on the loans will negatively impact the most subordinate CMBS classes first. Any proceeds received from the loans will generally be applied to the most senior bonds outstanding before any payments are made to the subordinate bonds. The occurrence of defaults and losses on the loans may result in downgrades of the CMBS by the NRSROs.

Concentrated CMBS Investments

Default risks with respect to CMBS investments may be further pronounced to the extent that the Fund invests heavily with a particular sponsor of CMBS, single-issuer CMBS, CMBS secured by a small or less diverse collateral pool or CMBS secured by a particular asset class. For instance, at any one time, a portfolio of CMBS may be backed by commercial mortgage loans disproportionately secured by properties in only a few states, regions or foreign countries. As a result, such investments may be more susceptible to geographic risks relating to such areas, including adverse economic conditions, declining home values, adverse events affecting industries located in such areas and other factors beyond the control of the Adviser relative to investments in multi-issuer CMBS or a pool of mortgage loans having more diverse property locations.

CMBS and MBS Risk

CMBS and MBS, including collateralized debt obligations, collateralized mortgage obligations and investments in the CMBX Index, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. CMBS and MBS are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. CMBS and MBS also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the CMBS and MBS, causing the price of the CMBS and MBS and the Fund’s share price to fall and would make the CMBS and MBS more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of CMBS and MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.

CRT Securities Risk

CRT securities are unguaranteed and unsecured debt securities issued by a GSE in which the payment of principal and interest is tied to the performance of a pool of underlying mortgage loans. Because the CRT securities are not directly linked to or backed by the underlying mortgage loans, holders of the CRT securities have no interest in the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its CRT securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such CRT securities have no direct recourse to the underlying mortgage loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such a scenario. The risks associated with an investment in CRT securities is different than the risks associated with an investment in MBS issued by GSEs, such as Fannie Mae and Freddie Mac, or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors, such as the Fund. As a result, the Fund could lose some or all of its investment in a CRT security if the underlying mortgage loans default.

REITs/Real Estate Risk

Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.

CLO and CRE CLO Risk

CLOs, including CRE CLOs, are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may be adversely impacted due to collateral defaults of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The risks of an investment in a CLO depend largely on the type of underlying collateral and the tranche in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist allowing it to be deemed liquid in accordance with the Fund’s liquidity policies. Moreover, if the mortgage portfolios underlying such CLO have been overvalued by the respective originators, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, the Fund may incur significant losses. In addition, control over a CLO’s related underlying loans will be exercised through a special servicer or collateral manager designated by a “directing certificate holder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Fund may acquire classes of CLOs for which the Fund may not have the right to appoint the directing certificate holder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of the underlying loans, the related special servicer or collateral manager may take actions that could adversely affect the Fund’s interests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investment Companies Risk

When the Fund invests in other investment companies, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, which could result in the duplication of certain fees, including management and administrative fees. The risk of owning an investment company generally reflects the risks of owning the underlying investments the investment company holds.

ETF Risk

In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) the market price of an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively managed exchange-traded fund may not accurately track the performance of the reference asset; and (5) a passively managed exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests.

Below Investment Grade Securities Risk

Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest, dividends and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. The credit quality of most below investment grade securities the Fund may own reflects a greater than average possibility that adverse changes in the real estate markets, or in general economic conditions, or both, may impair the ability of the borrowers to make payments of interest and principal on the loans backing the securities. The inability (or perceived inability) of borrowers to make timely payment of interest and principal would likely make the values of below investment grade securities held by the Fund more volatile and could limit the Fund’s ability to sell such bonds at favorable prices. In the absence of a liquid trading market for its below investment grade securities, the Fund may have difficulties determining the fair market value of such investments.

If a below investment grade security goes into default, or enters bankruptcy, it might be difficult to sell that security in a timely manner at any reasonable price.

The secondary market for lower grade instruments, including some senior loans and most subordinated loans, may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade instruments may vary significantly and the spread between the bid and ask price for such instruments is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the instruments only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated instruments, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

Unrated Securities Risk

The Fund may purchase securities that are not rated by any rating organization. The Adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Defaulted and Distressed Securities Risk

The Fund may not invest in securities of REIT issuers that are in default or in bankruptcy or insolvency proceedings (such securities are commonly referred to as “defaulted securities”). However, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Although the Fund does not presently intend to do so, it may invest to a limited extent in securities rated CCC+/Caa1 or lower, or unrated securities judged by the Adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund may also invest in CMBS that are in default at the time of purchase. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Mezzanine Loan Risk

Mezzanine loans are not secured by interests in the underlying commercial properties, and are also subject to risk of subordination and share certain characteristics of subordinate loan interests described herein. As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. In addition, a mezzanine lender typically has additional rights vis-à-vis the more senior lenders, including the right to cure defaults under the mortgage loan and any senior mezzanine loan and purchase the mortgage loan and any senior mezzanine loan, in each case under certain circumstances following a default on the mortgage loan.

Non-U.S. Securities Risk

The Fund will invest in securities of non-U.S. issuers. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. federal income tax purposes.

Emerging Markets Risk

The Fund may invest in emerging market securities. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Security Level Risks

Debt Securities Risk

Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. When market interest rates rise, the market value of such instruments generally will fall.

Interest Rate Risk

Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. The Federal Reserve recently raised the federal funds rate several times, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

Issuer Credit Risk

Issuers of securities in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a convertible or debt security experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that have differences in credit quality or other factors) may increase. The Fund’s investments may be adversely affected if any of the issuers in which it is invested are subject to an actual or perceived deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities. Widening credit spreads may reduce the market values of the Fund’s securities. While the Fund may employ strategies to mitigate credit spread risk these strategies may not be successful.

Duration Risk

Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations, which typically corresponds to higher volatility and higher risk. For example, if a portfolio has a duration of three years and interest rates increase by 1%, then the portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Risk Associated with the Insolvency of Obligations Backing CMBS and Other Investments

The commercial real estate loans backing the Fund’s CMBS and other investments may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to which standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the commercial mortgage backing the CMBS and other investments, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on such commercial mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Risks Associated with Underlying Obligations of Re-REMICs

Re-REMICs bear the risks associated with their investments in the underlying CMO or REMIC class and vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with a mortgage-backed security generally, including prepayment and/or extension risk, interest rate risk, income risk, market risk, liquidity risk and any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

Re-REMICs are typically exempt from SEC registration under Rule 144A and are often rated by only one NRSRO. These factors can limit liquidity on Re-REMIC securities compared to SEC-registered securities.

Lack of Control Over Investments

The Fund generally does not have a right to vote or to make decisions with respect to the administration of the CMBS and other investments, or servicing of the commercial real estate loans that underlie the Fund’s CMBS and other investments. Investment decisions pertaining to issuers of underlying loans (including those serving as collateral for pools or tranches of CMBS) will generally be made by the owners/developers of such properties, in the case of underlying loans generally, or one of the master servicer, special servicer, trustee or a controlling party, in the case of pools or tranches of CMBS. Any decision made by one of those parties may not be in the best interest of the Fund and, even if that decision is determined to be in the Fund’s best interests by that party, may be contrary to the decision that the Fund would have made and may negatively affect the Fund’s interests.

Risks Associated with Interest Shortfalls

The Fund’s CMBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the CMBS. Interest shortfalls will occur when the servicer does not advance full interest payments on defaulted loans to the CMBS trust issuer. The servicer in a CMBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is delinquent for a period of time (generally 60 days), the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90%, generally, of the appraised value. Interest shortfalls occur when 90%, generally, of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls increase, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the trust may also occur as a result of accumulated advances and expenses on defaulted loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to CMBS bond holders. If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a CMBS trust until the servicer’s claim is satisfied.

Risks Associated with Extensions

The Fund’s CMBS and other investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors. Such extensions may also be made without the Adviser’s consent.

Risks Associated with the Servicers

The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying CMBS may be highly dependent on the performance of the servicer or special servicer. The servicer may not be appropriately staffed or compensated to immediately address issues or concerns with the underlying loans. Such servicers may exit the business and need to be replaced which could have a negative impact on the portfolio due to lack of focus during a transition. Special servicers frequently are affiliated with investors who have purchased the most subordinate bond classes, and certain servicing actions, such as a loan extension instead of forcing a borrower pay off, may benefit the subordinate bond classes more so than the senior bonds. While servicers are obligated to service the portfolio subject to a servicing standard and maximize the present value of the loans for all bond classes, servicers with an affiliate investment in the CMBS may have a conflict of interest. There may be a limited number of special servicers available, particularly those which do not have conflicts of interest.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share’s market price, NAV and/or your overall returns. As the average maturity of the Fund’s portfolio shortens, the Fund will reinvest in shorter maturity securities at market interest rates that may be lower than at the Fund’s inception. As a result, the Fund’s income and distributions may decline over the term of the Fund. The likelihood of this risk may increase as the Fund approaches its Termination Date.

Call Risk

During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as prepayment or “call” risk. The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding debt or preferred instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Subordinated Investment Risk

To the extent the Fund invests in subordinated debt or other similar debt instruments that are junior in an issuer’s capital structure, such investments would be subordinate to senior indebtedness and expose the Fund to greater risk of loss.

Preferred Securities Risk

Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers such as REITs) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Senior Loan Risk

Senior loans hold the highest priority in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan.

In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Second Lien Loans and Unsecured Loans Risk

Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Subordinated Loans and Other Subordinated Debt Instruments

Issuers of subordinated loans, and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Risks in Valuation

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when Common Shares are not priced or traded, NAV can change at times when Common Shares cannot be sold.

Senior Loan Agent Risk

A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Loan Participation Risk

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Convertible Securities Risk

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Issuer Credit Risk, Below Investment Grade Securities Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Reverse Repurchase Agreement Risk

Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price, or that the other party may default on its obligation, resulting in the Fund being delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s repurchase obligation. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Leverage will make the Fund’s returns more volatile and increase the risk of loss. Additionally, interest expenses related to reverse repurchase agreements could exceed the rate of return on debt obligations and other investments held by the Fund, thereby reducing returns to shareholders.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. The Fund may enter into foreign currency transactions in an attempt to mitigate risks and enhance total return. Such transactions, if undertaken, may further expose the Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Restricted and Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which can not be resold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets,

(ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including contagion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.

Whether the Fund’s use of derivatives is successful will depend on, among other things, the Adviser correctly forecasting market circumstances, liquidity, market values, interest rates and other applicable factors. If the Adviser incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, there can be no assurance that the derivatives investing techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the Fund’s investment objectives. The use of derivatives to enhance returns may be particularly speculative.

The Fund may enter into debt-related derivative instruments, including interest rate swaps with terms that range from one to seven years, as well as other types of derivatives. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market, including the SEC’s proposed rules on the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to successfully use derivative instruments. A more complete discussion of the types of derivatives in which the Fund may principally invest can be found in the “—Derivatives” subsection of the “Portfolio Composition and Other Information” section of this prospectus.

Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Tax Matters” section of this prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions. In a cleared derivative transaction, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative contract and each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. In effect, the clearing organization guarantees a party’s performance under the contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. As a result, for uncleared OTC derivative transactions, there is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. This risk is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty

The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Other Risks

Income Risk

The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities, in lower-yielding securities.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Recent Market Circumstances

In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. In addition, domestic and international markets have experienced acute turmoil due to a variety of factors, including economic unrest in Italy, Greece, Spain, Ireland, Portugal, other European Union countries and China. These events, along with the 2011 downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions (as well as the actions of many governments or quasi-governmental organizations throughout the world, which responded to the turmoil with a variety of significant fiscal and monetary policy changes) led in the recent past, and may lead in the future, to worsening general economic circumstances, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These and other future events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of the Fund’s distribution rates on its Common Shares.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, as well as the decision to cease purchasing securities, and to begin to sell securities previously purchased, pursuant to quantitative easing, may cause interest rates to rise and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic circumstances could impair the Fund’s ability to achieve its investment objectives.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These circumstances resulted in, and may continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Fund’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and can not predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Legislation and Regulatory Risk

At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

For example, the Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of an asset-backed security transaction to retain at least 5% of the credit risk of the underlying assets supporting the asset-backed securities. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules apply to CMBS and other types of asset-backed securities, and therefore may adversely affect the Fund’s ability to engage in CMBS and other asset-backed securities transactions or increase the costs of such transactions in certain circumstances.

The SEC has proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by the Fund. The proposed rules have not yet been adopted and therefore the full impact of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

With respect to the Fund, Invesco has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, Invesco is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC with respect to the Fund.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because Invesco and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objectives, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Invesco’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Generally, the exclusion from CPO regulation on which Invesco relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, Invesco would withdraw its notice claiming an exclusion from the definition of a CPO, and Invesco would be subject to registration and regulation as a CPO with respect to the Fund in accordance with the CFTC rules that allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on Invesco’s compliance and comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Environmental Liability Risk

Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of complying with numerous environmental regulations, such as those governing asbestos and petroleum storage tanks, and for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws governing removal or remediation often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, and the obligation to comply with environmental regulations may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.

Potential Conflicts of Interest Risk

The Adviser and its affiliates provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their interests or those of their clients may compete or conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds that pursue investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations, the Adviser may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. The Adviser has adopted policies and procedures designed to address such situations and other potential conflicts of interests.

For additional information about potential conflicts of interest, and the way in which the Adviser and its affiliates address such conflicts, please see “Investment Adviser—Portfolio Managers—Potential Conflicts of Interest” in the SAI.

Borrowing Risk

In addition to borrowing for leverage (see “Leverage”), the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Tax Risk

The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends paid by the Fund would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Although the Fund intends to distribute sufficient amounts to qualify for treatment as a RIC, it will be subject to U.S. federal excise taxes and U.S. federal corporate income taxes to the extent it fails to distribute its net investment income and gains in pursuit of its objective of returning Original NAV.

The Fund’s income and gains retention strategy may subject the Fund to a non-deductible excise tax at the rate of 4% on the excess of its “required distributions” over its actual distributions in a calendar year. The payment of such taxes would reduce amount available for current distributions and/or the final liquidating distribution to shareholders. See “Distributions” and “Risks – Tax Risk” and the “Tax Matters” sections of this prospectus.

Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through

“hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Anti-Takeover Provisions

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Adviser and/or Invesco Ltd. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

MANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund’s Board of Trustees.

Adviser

Invesco is the Fund’s investment adviser. The Adviser is an indirect wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, a successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Advisory Agreement

The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under the Advisory Agreement, the Fund pays the Adviser an annual fee, payable monthly, equal to 0.70% of the Fund’s average daily Managed Assets.

Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

The Adviser furnishes offices, necessary facilities and equipment. The Fund pays all charges and expenses of its day-to-day operations, including custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees of the Fund (other than those who are affiliated persons of the Adviser) and all other ordinary business expenses not specifically assumed by the Adviser.

The basis for the Board of Trustees’ initial approval of the Fund’s Advisory Agreement will be provided in the Fund’s initial shareholder report for the period from commencement of operations through February 28, 2018. The basis for subsequent continuations of the Fund’s Advisory Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Portfolio Management

Investment decisions for the Fund are made by the Invesco High Income 2024 Target Term Fund investment management team. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

•

Kevin Collins. Kevin Collins is the Head of Commercial Mortgage Credit for Invesco Fixed Income. His primary responsibilities include evaluating, selecting and positioning commercial-mortgage-backed securities (CMBS), commercial loans and other debt investments across Invesco-managed institutional and retail fixed income funds, including Invesco Mortgage Capital, a public REIT externally managed by Invesco Advisors. Further, he is involved in identifying new investment strategies and creating related product offerings for Invesco Fixed Income. He played a key role in launching Invesco Mortgage Capital Inc. and the Invesco Mortgage Recovery Fund. Mr. Collins also serves as a Managing Director and a member of the investment committee of Invesco Mortgage Capital. He joined Invesco in 2007 as a senior analyst on the structured securities team.

Prior to joining Invesco, Mr. Collins structured various capital funding strategies, including bond securitizations, asset-backed commercial paper conduit transactions and other secured lending facilities, for banks and specialty finance companies at Credit Suisse First Boston. Kevin began his career in the New York-based Structured Finance Advisory Services practice at Ernst & Young, focusing on structured product cash flow modeling and collateral analytics.

Kevin graduated magna cum laude with a B.S. in accounting from The Florida State University and earned a Master of Business Administration from the Kellogg School of Management at Northwestern University. Kevin currently serves on The Florida State University Center for Real Estate Education and Research Executive Board and is a member of the Commercial Real Estate Finance Council Board of Governors.

•

Mario Clemente. Mario Clemente serves as the Head of Structured Investments and Stable Value at Invesco. In this role, he is responsible for strategic leadership and direction of the groups. He is also a member of the Global Investment Product Committee for Invesco Fixed Income.

Mr. Clemente was previously co-head of the Investment Solutions group within Invesco Fixed Income, with responsibility for strategic product design and business development across the fixed income platform. Prior to joining Invesco in 2014, Mr. Clemente ran his own consulting firm from 2008 to 2014, where he was hired on long-term assignments by small private companies and large Fortune 500 companies for his expertise in derivatives, structured products and private debt. Mr. Clemente entered the industry in 1995. He has held various senior investment banking roles with Citi, Natixis and Bank of America.

Mr. Clemente earned an undergraduate degree in finance and international business from Hofstra University and an MBA in finance from the Stern School of Business at NYU. He holds the Series 7, 57 and 63 registrations.

•

Jason Marshall. Jason Marshall is a Senior Portfolio Manager on the Structured Securities team with a focus on the mortgage-backed securities (MBS) sector. He works collectively with the Structured Securities team to implement strategies throughout the Invesco Fixed Income platform. Additionally, he is a Portfolio Manager and Investment Committee member for Invesco Mortgage Capital, a mortgage REIT subadvised by Invesco Fixed Income.

Mr. Marshall entered the industry in 1997, working for PNC Financial Services Group Inc. before joining Invesco in 2007. He was most recently vice president of portfolio management, where he was responsible for the trading and strategic implementation of the firm’s mortgage-backed securities portfolio. Mr. Marshall earned a BS degree in finance from Indiana University of Pennsylvania. He earned an MBA with a concentration in finance from Duquesne University.

•

Brian Norris, CFA. Brian Norris is a Senior Portfolio Manager on the Structured Securities team. He is responsible for providing advice and trading for the mortgage-related products and working collectively with the Structured Securities team to implement strategies throughout the fixed income platform. Additionally, Mr. Norris is a mortgage-backed securities trader and director for Invesco Mortgage Capital, Inc., a mortgage REIT sub-advised by Invesco Fixed Income.

Mr. Norris has been in the industry since 1999. He began his investment career with Todd Investment Advisors in Louisville, Kentucky, as a securities trader.

Mr. Norris joined Invesco in 2001 and served for five years as an account manager. In that role, he was responsible for communicating the fixed income investment process and strategy to both clients and consultants. Mr. Norris became a portfolio manager in 2006 and was named senior portfolio manager in 2014.

Mr. Norris earned a BS degree in business administration with a concentration in finance from the University of Louisville. He holds the Chartered Financial Analyst designation.

•

Dan Saylor, CFA. Daniel Saylor serves as a Portfolio Manager of the Fund and a Senior Analyst for Invesco Fixed Income. His primary responsibilities include evaluating, selecting and monitoring commercial mortgage-backed securities (CMBS) across institutional and retail fixed income funds, including Invesco Mortgage Capital, a public REIT externally managed by Invesco Fixed Income that is traded on the New York Stock Exchange. Mr. Saylor is also involved in identifying new investment strategies and creating related product offerings for Invesco Fixed Income. He joined Invesco in 2010 as an analyst on the structured securities team.

Prior to joining Invesco, Mr. Saylor spent more than two years at Fort Washington Investment Advisors, where he was an analyst on the residential mortgage-backed securities team. In this role, he was responsible for credit and market risk analysis, surveillance and other portfolio analytics across the prime and subprime spectrum.

Mr. Saylor earned a BS degree, magna cum laude, in business administration from Xavier University, where he majored in finance and a minored in mathematics. He holds the Chartered Financial Analyst designation.

More information on the portfolio managers may be found at www.invesco.com/us. The web site is not part of this prospectus. The SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure and information regarding other accounts managed.

Administrator

Invesco also serves as the Fund’s Administrator. Pursuant to the administration agreement between the Fund and Invesco, Invesco (i) arranges for the printing and dissemination of reports to shareholders; (ii) arranges for dissemination of the Fund’s proxy and any repurchase offer materials to shareholders, and oversees the tabulation of proxies by the Fund’s transfer agent; (iii) negotiates the terms and conditions under which custodian services are provided to the Fund and the fees to be paid by the Fund in connection therewith; (iv) negotiates the terms and conditions under which dividend disbursing services are provided to the Fund, and the fees to be paid by the Fund in connection therewith, and reviews the provision of such services to the Fund; (v) provides the Fund’s dividend disbursing agent and custodian with such information as is required for them to effect payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan; (vi) makes such reports and recommendations to the Board of Trustees as the Trustees reasonably request; and (vii) provides shareholder services to holders or potential holders of the Fund’s securities.

For the services rendered to the Fund and related expenses borne by Invesco, the Fund pays Invesco a fee, accrued daily and paid monthly, at an annualized rate of the Fund’s average daily net assets as set forth below.

Rate*	Net Assets
0.023%	First $1.5 billion
0.013%	Next $1.5 billion
0.003%	Over $3 billion

*	Annual minimum fee is $50,000. An additional $5,000 per class of shares is charged for each class other than the initial class. The $5,000 class fee is waived for a fund with insufficient assets to result in the payment of more than the minimum Fee of $50,000.

NET ASSET VALUE

The Fund’s NAV is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund’s NAV is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the NAV. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Risks associated with investing in high yield debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. It is expected that the Fund’s NAV will fluctuate as a function of interest rate and credit factors.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Fund’s Common Shares generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s NAV unless Invesco deems that such events would materially affect the Fund’s NAV, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described below. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. Invesco may rely on an independent fair valuation service in making any such adjustments. The value of foreign securities held by the Fund may change on days when the Fund’s NAV is not calculated.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Invesco deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Invesco may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The valuations for fixed-income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The valuations of certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

The Board of Trustees has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to Invesco’s Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to pay a regular monthly income dividend to Common Shareholders. The Fund expects to declare its initial Common Share distribution approximately 45 days following the completion of this offering, and to pay that distribution on or about January 31, 2018, depending on market conditions. The Fund reserves the right to change the frequency of its distributions. Until the Fund fully invests the proceeds of this offering in accordance with its investment objectives, policies and strategies, the Fund may earn interest income at a more modest rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital.

For the purpose of pursuing its investment objective of returning Original NAV, the Fund currently intends to retain a portion of its net investment income beginning with its initial distribution and continuing until the final liquidation distribution. The Fund also may retain a portion of its gains. The extent to which the Fund retains income, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Fund’s portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Fund’s term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund’s NAV on the Termination Date in the absence of income retention. The Fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the Fund, as the duration and weighted average maturity of the portfolio shorten, will likely result in successive reductions in distributions over the seven-year term of the Fund. The timing and amounts of these reductions cannot be predicted.

The Fund currently intends to distribute, at least annually, realized capital gains (if any). However, for the purpose of pursuing its investment objective of returning Original NAV, the Fund may also elect in the future to retain rather than distribute all or a portion of any net capital gains (which is the excess of long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal corporate income tax on the retained gain. As provided under U.S. federal tax law, if the Fund elects to retain its net capital gain, the Fund may also elect to have Common Shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

While the amounts retained would be included in the final liquidating distribution of the Fund, the Fund’s distribution rate over the term of the Fund will be lower, and possibly significantly lower, than if the Fund distributed substantially all of its investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Fund’s distribution rate, the reduction of the Fund’s monthly distribution rate because of the retention of income may negatively impact its market price. Such effect on the market price of the Common Shares may not be offset by the increase in the Fund’s NAV as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to shareholders that the final liquidating distribution may be less than Original NAV.

The Fund intends to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a RIC for U.S. federal income tax purposes.

The retention of a portion of its net investment income may result in the Fund paying U.S. federal excise tax and U.S. federal corporate income tax at corporate income tax rates. The retention of significant amounts of income, and possibly all or a portion of its gains, would make the payment of federal income tax a certainty and would increase the likelihood that the Fund would need to pay federal excise tax. See “Tax Matters.” The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to shareholders.

DIVIDEND REINVESTMENT PLAN

Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan (the “Plan”) unless an election is made to receive cash. The Agent administers the Plan.

If you own Common Shares in your own name, your purchase will automatically enroll you in the Plan. If your Common Shares are held in “street name” in the name of your brokerage firm, bank, or other financial institution, you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your Common Shares in your own name so that you may enroll in the Plan.

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all Common Shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following distribution.

If you choose to participate in the Plan, your distributions will be promptly reinvested for you, automatically increasing your Common Shares. If the Common Shares are trading at a price that is equal to NAV per share, you’ll pay that amount for your reinvested shares. However, if the Common Shares are trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Common Shares are trading at a premium – a market price that is higher than NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Common Shares trade at a premium, you may pay less for your reinvested Common Shares than an investor purchasing Common Shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving Common Shares at less than market price.

2.	Discount: If the Common Shares trading at a discount – a market price that is lower than NAV – you’ll pay the market price for your reinvested Common Shares.

There is no direct charge to you for reinvesting distributions because the Plan’s fees are paid by the Fund. If the Common Shares are trading at or above NAV, your new Common Shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Common Shares are trading at a discount, the Common Shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because Common Shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

The automatic reinvestment of distributions does not relieve you of any income tax that may be due on distributions. You will receive tax information annually to help you prepare your federal income tax return.

You may withdraw from the Plan at any time by calling (800) 341-2929, by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole Common Shares, they will be held by the Agent electronically as Direct Registration Book-Shares and fractional Common Shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.	If you opt to sell your shares through the Agent, the Agent will sell all full and fractional Common Shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your Common Shares through your financial adviser through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Common Shares to be held in your name in electronic format. You retain full ownership of your Common Shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and the Agent may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, participants will receive at least 30 days written notice before the record date for the payment of any such distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Plan, please call our Client Services department at (800) 341- 2929 or visit invesco.com/us.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust and an initial agreement and declaration of trust, dated as of February 8, 2017. The following is a brief description of the terms of the Common Shares, Preferred Shares and senior debt securities that may be issued, and the Borrowings that may be incurred, by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any Borrowings or Preferred Shares or other senior securities may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares or other senior securities, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

While there are any Borrowings, Preferred Shares or other senior securities outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on Preferred Shares or other senior securities or accrued interest on Borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares or other senior securities from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or other senior securities or reduce Borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the Preferred Shares or other senior securities in certain circumstances in connection with any such impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the Preferred Shares or other senior securities to the holders thereof.

The Common Shares have no preemptive rights.

Except as required by applicable law or the rules of any exchange on which the Fund is listed, the Fund will not issue certificates for the Common Shares.

The following provides information about the Fund’s outstanding Common Shares as of October 18, 2017:

Title of Class	Authorized Amount	Amount Held by the Fund or for its Account	Amount Outstanding
Common	Unlimited	0	10,168	(1)

(1)	Prior to the public offering of Common Shares, Invesco purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore owned 100% of the outstanding Common Shares. Invesco may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Issuance of Additional Common Shares

Any additional offerings of Common Shares will require approval by the Board of Trustees.

Any additional offering of Common Shares will be subject to the requirements of the 1940 Act. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the NAV of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at a price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below NAV will be disclosed in the offering document relating to any such offering of Common Shares at a price below NAV. Until such consent of Common Shareholders, if any, is obtained, the Fund may not sell Common Shares at a price below NAV. Because the Fund’s advisory fees are based upon average Managed Assets and the Fund pays administration fees based on the Fund’s average daily net assets, the Adviser’s interests in recommending the issuance and sale of Common Shares at a price below NAV may conflict with the interests of the Fund and its Common Shareholders.

Repurchase of Common Shares

Because shares of closed-end funds frequently trade at a discount to their NAV, the Board has determined that from time to time it may be in the interest of holders of Common Shares for the Fund to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of holders of Common Shares, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, no par value, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares. The Fund currently does not intend to issue Preferred Shares within the first year after the closing of this offering.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any Preferred Shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on the Fund’s Preferred Shares may exceed the Fund’s return after expenses on the investment of proceeds from the Preferred Shares, resulting in a lower rate of return to Common Shareholders than if the Preferred Shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of Preferred Shares, voting as a class, shall be entitled to elect two of the Fund’s Trustees. Under the 1940 Act, if at any time distributions on the Preferred Shares are unpaid in an amount equal to two full years’ distributions thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all distributions in arrears have been paid or declared and set apart for payment.

In addition, if required by a rating agency rating the Preferred Shares, the terms of the Preferred Shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the Preferred Shares is in arrears. The Fund intends that, as long as Preferred Shares are outstanding, the composition of its portfolio will reflect any guidelines established by such rating agency. Based on previous guidelines established by rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the Preferred Shares and potentially the terms of the Preferred Shares may establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines or terms which may be imposed in connection with obtaining a rating of or making a successful offering of the Preferred Shares, the Fund currently anticipates that such guidelines or terms will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed or the terms actually agreed to with respect to the Preferred Shares will be more or less restrictive than anticipated.

Reverse Repurchase Agreements and Borrowings

The Fund may utilize leverage by entering into reverse repurchase agreements or through Borrowings, including through a credit facility, commercial paper program or other borrowing program. Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. If the Fund borrows money, or issues senior debt securities the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.

The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. Any amendment to declassify the Board of Trustees requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, unless the transaction has been approved by at least 66 2/3% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

A Trustee may be removed from office, with or without cause, by written instrument signed by at least 75% of the number of Trustees prior to such removal.

In addition, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, to approve, adopt or authorize certain transactions, unless the transaction has been approved by at least 66 2/3% of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. Transactions subject to this voting requirement include:

•	The dissolution of the Fund.

•	A merger or consolidation of the Fund with one or more other entities.

•	The sale, conveyance and transfer of all or substantially all of the assets of the another entity.

•	The reclassification of the Fund from a “closed-end company” to an “open-end company” (as defined in the 1940 Act).

•

The following transactions with any person or group (a “Principal Shareholder”) that is the beneficial owner, directly or indirectly, of five percent (5%) or more of the shares of the Fund. For purposes of these provisions, a Principal Shareholder shall be deemed to be the beneficial owner of any Shares which the Principal Shareholder owns directly, has the right to acquire pursuant to any agreement or which are beneficially owned, directly or indirectly by any “affiliate” or “associate” or any other person with which the Principal Shareholder has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of shares.

•	The issuance of any securities to any Principal Shareholder for cash (other than pursuant to the Plan).

•

The sale, lease or exchange of all or any substantial part of the assets of the Fund or any subsidiary of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Fund or any subsidiary of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•

The sale, lease, or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund or any of its subsidiary of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Fund or any of subsidiary of the Fund, aggregating for the purpose of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

In addition, any additional matter for which the Declaration of Trust or the 1940 Act does not expressly require a vote of shareholders, but with respect to which the Trustees determine the shareholders shall have power to vote, shall require the affirmative vote or consent of holders of at least 75% of the outstanding shares of the Fund, unless such matter has been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information” in the SAI.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company if approved by an affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, unless the conversion has been approved by at least 66 2/3% of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding Preferred Shares and senior debt securities and could require the repayment of Borrowings, which would reduce the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

TAX MATTERS

The discussions below and certain disclosure in the SAI provide general U.S. federal income tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. Common Shareholder (as defined under “Tax Matters” in the SAI) and that you hold the Common Shares as a capital asset (generally, property held for investment).

Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of Common Shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, a partnership or other entity treated as a pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations (including certain retirement plans and accounts), a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A partnership that hold Common Shares and partners in such partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of Common Shares.

The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to U.S. federal income tax on the portion of its investment company taxable income and net recognized capital gains that it distributes to Common Shareholders. If, for any taxable year, the Fund does not qualify for taxation as a RIC, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed by the Fund. In lieu of losing its status as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year, and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.

The Fund primarily invests in securities whose income is subject to U.S. federal income tax. Thus, substantially all of the Fund’s dividends paid to you should be treated as taxable dividends, and you should not be subject to the U.S. federal alternative minimum tax as a result of your investment in Common Shares. In addition to ordinary dividends, the Fund also may distribute to its Common Shareholders amounts that are treated as long-term capital gain. Dividend distributions may be subject to state and local taxation, depending on a Common Shareholder’s situation. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. Long-term capital gains are currently taxable at a maximum rate of 20% for individual Shareholders. Distributions derived from “qualified dividend income” and received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Common Shares. A portion of the Fund’s distributions to Common Shareholders may qualify for the dividends-received deduction available to corporate shareholders.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain or net investment company taxable income. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund currently intends to retain a portion of its net investment income, and possibly all or a portion of its gains, at various times or possibly throughout the seven-year term.

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

At the time of a Common Shareholder’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed ordinary income or capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation, income or gains may be taxable to such shareholder even if the market price of the shareholder’s shares is, as a result of the distributions, reduced below the shareholder’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties generally will exceed its taxable income. A REIT, and in turn the Fund, may thus distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to shareholders. The cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund’s taxable year.

The sale, exchange or redemption of Common Shares, including in connection with the Fund’s final distribution to shareholders on or about the Termination Date, normally will result in capital gain or loss to Common Shareholders. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gains distributed to the Common Shareholder (including any net capital gains credited to them but retained by the Fund). Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Fund may be subject to foreign taxes, which could reduce the amount of its distributions. If more than 50% of the Fund’s assets are invested in foreign securities at the end of a year, the Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund. If it makes this election, the Fund may report more taxable income to Common Shareholders than it actually distributes. There can be no assurance that the Fund will be eligible or elect to pass through foreign tax credits in any given year or that it will make such election if it is eligible to do so.

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), generally the Common Shareholder must file with the IRS a disclosure statement on Form 8886.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. Dividends or distributions to such shareholders generally will be taxed when withdrawn from the tax-deferred account.

The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to Common Shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

The Fund may invest in securities the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

On November 16, 2017, the United States House of Representatives (the “House”) passed H.R. 1 (the “Tax Cuts and Jobs Act”) providing, in part, for reform of U.S. federal income tax laws. On that same date, the United States Senate (the “Senate”) Committee on Finance passed its version of the Tax Cuts and Jobs Act, which is soon expected to be considered by the full Senate. Assuming that the full Senate approves the Tax Cuts and Jobs Act, the House and Senate will reconcile the differences between the two bills to produce a final version of the bill, which, once passed by both the House and the Senate, is expected to be signed into law by President Trump. Both the House’s and the Senate’s version of the Tax Cuts and Jobs Act call for lowering federal income tax rates and limiting certain federal income tax benefits. Changes to U.S. federal income tax laws as a result of tax reform could negatively affect the value of assets of the Fund, securities held by the Fund or the issuers of such securities. Additionally, such changes could alter the manner in which the holding period for a security is determined or may otherwise affect the characterization of gain recognized by the Fund as long-term or short-term gain, and also the timing of the realization and/or character of certain income, gains or losses of the Fund, all of which can negatively impact distributions to shareholders.

The Fund may be required to “backup” withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and U.S. estate tax.

Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The Fund may disclose the information that it receives from its Common Shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a Common Shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

UNDERWRITERS

Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Underwriter	Number of Common Shares
Morgan Stanley & Co. LLC	4,380,000
Wells Fargo Securities, LLC	2,715,000
RBC Capital Markets, LLC	180,000
Brookline Capital Markets	350,500
Hennion & Walsh, Inc.	135,000
Hilltop Securities Inc.	13,000
J.J.B. Hilliard, W.L. Lyons, LLC	2,150
Janney Montgomery Scott LLC	45,200
Newbridge Securities Corporation	5,350
Pershing LLC	114,000
Wedbush Securities Inc.	40,500
Wunderlich Securities, Inc.	68,000
Huntleigh Securities Corporation	9,500
Synovus Securities, Inc.	41,800

Total	8,100,000

The Underwriters are offering the Common Shares subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.14 per Common Share under the public offering price. The underwriting discounts and commissions (sales load) of $0.165 per Common Share are equal to 1.65% of the public offering price. Investors must pay for any Common Shares purchased on or before December 4, 2017.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 1,198,856 additional Common Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load), estimated offering costs and proceeds, after expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase up to an additional 1,198,856 Common Shares.

		Total
	Per Share	No Exercise	Full Exercise
Public offering price	$10.000	$81,000,000	$92,988,560
Sales load(1)	$0.165	$1,336,500	$1,534,311
Estimated offering costs	$0.020	$162,000	$185,977
Proceeds, after expenses, to the Fund	$9.815	$79,501,500	$91,268,272

(1)	Invesco (and not the Fund) has agreed to pay, from its own assets, (a) additional compensation of $0.025 per share to the Underwriters in connection with this offering and separately (b) an upfront structuring and syndication fee to Morgan Stanley & Co. LLC, an upfront structuring fee to Wells Fargo Securities, LLC, and an upfront fee to each of RBC Capital Markets, LLC, Brookline Capital Markets, Hennion & Walsh, Inc., Hilltop Securities Inc., Huntleigh Securities Corporation, J.J.B. Hilliard, W.L. Lyons, LLC, Janney Montgomery Scott LLC, Newbridge Securities Corporation, Pershing LLC, Synovus Securities, Inc., Wedbush Securities Inc. and Wunderlich Securities, Inc. These fees and compensation are not reflected under “Sales load” in the table above. See “—Additional Compensation to be Paid by Invesco.”

Offering expenses paid by the Fund (other than the sales load) will not exceed $0.02 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, Invesco will pay the excess. See “Summary of Fund Expenses.”

The fees to certain Underwriters described below under “—Additional Compensation to be Paid by Invesco” are not reimbursable to Invesco by the Fund, and are therefore not reflected in expenses payable by the Fund.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed 5% of the total number of Common Shares offered by them.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund’s Common Shares have been approved for listing on the NYSE under the symbol “IHTA.”

The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

•	file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

The restrictions described in the immediately preceding paragraph do not apply to:

•	the sale of Common Shares to the Underwriters; or

•	any Common Shares issued pursuant to the Plan.

The Representatives, in their sole discretion, may release the Common Shares and other securities subject to the lock-up agreement described above in whole or in part at any time with or without notice.

In order to facilitate the offering of Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. Specifically, the Underwriters may sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open-market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. These activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or delay a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund, Invesco and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act, related to certain material misstatements in or omissions from the Fund’s registration statement and this prospectus.

A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

Prior to this offering, there has been no public market for the Common Shares. The initial public offering price for the Common Shares was determined by negotiation among the Fund, Invesco and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

Prior to the public offering of Common Shares, Invesco purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore owned 100% of the outstanding Common Shares. Invesco may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as Underwriters and, subject to certain restrictions, may act as such brokers while they act as Underwriters.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, its affiliates and Invesco and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202.

Additional Compensation to be Paid by Invesco

Invesco (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC, from its own assets, an upfront structuring and syndication fee in the amount of $664,385.84 for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) marketing issues with respect to the Fund’s investment policies and proposed investments, (ii) the overall marketing and positioning thesis for the offering of the Common Shares, (iii) securing participants in the Fund’s initial public offering, (iv) preparation of marketing and diligence materials for Underwriters, (v) conveying information and market updates to the Underwriters, and (vi) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication fee paid to Morgan Stanley & Co. LLC will not exceed 0.8202% of the total public offering price of the Common Shares. These services provided by Morgan Stanley & Co. LLC to Invesco are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

Invesco (and not the Fund) has agreed to pay to Wells Fargo Securities, LLC, from its own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $278,044.20. If the over-allotment option is not exercised, the upfront structuring fee paid to Wells Fargo Securities, LLC will not exceed 0.3433% of the total public offering price of the Common Shares. These services provided by Wells Fargo Securities, LLC to Invesco are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

Invesco (and not the Fund) has agreed to pay to each of RBC Capital Markets, LLC, Brookline Capital Markets, Hennion & Walsh, Inc., Hilltop Securities Inc., Huntleigh Securities Corporation, J.J.B. Hilliard, W.L. Lyons, LLC, Janney Montgomery Scott LLC, Newbridge Securities Corporation, Pershing LLC, Synovus Securities, Inc., Wedbush Securities Inc. and Wunderlich Securities, Inc., from its own assets, an upfront fee for services related to the sale and distribution of the Common Shares in the amount of $18,450, $36,135, $13,927.50, $1,350, $990, $225, $4,725, $558, $11,884.50, $4,329, $4,230 and $7,110, respectively. If the over-allotment option is not exercised, the upfront fee paid to each of RBC Capital Markets, LLC, Brookline Capital Markets, Hennion & Walsh, Inc., Hilltop Securities Inc., Huntleigh Securities Corporation, J.J.B. Hilliard, W.L. Lyons, LLC, Janney Montgomery Scott LLC, Newbridge Securities Corporation, Pershing LLC, Synovus Securities, Inc., Wedbush Securities Inc. and Wunderlich Securities, Inc. will not exceed 0.0228%, 0.0446%, 0.0172%, 0.0017%, 0.0012%, 0.0003%, 0.0058%, 0.0007%, 0.0147%, 0.0053%, 0.0052% and 0.0088%, respectively, of the total public offering price of the Common Shares. These services provided by these Underwriters to Invesco are unrelated to its function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The amount of these structuring, syndication and other fees are calculated based on the total respective sales of Common Shares by the Underwriter receiving the fees, including those Common Shares included in the Underwriters’ over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

In addition, Invesco (and not the Fund) has agreed to pay the Underwriters, from its own assets, additional compensation of $0.025 per Common Share sold in this offering, which amount will not exceed 0.25% of the total public offering price of the Common Shares.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The sales load the Fund will pay of $0.165 per share is equal to 1.65% of the total public offering price of the Common Shares. The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $30,000 in the aggregate, which amount will not exceed 0.0370% of the total public offering price of the Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication, structuring and other fee payments to the Underwriters, will not exceed 3.2288% of the total public offering price of the Common Shares.

CUSTODIAN, DIVIDEND PAYING AGENT AND TRANSFER AGENT

Custodian

State Street Bank and Trust Company will serve as custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 225 Franklin Street, Boston, Massachusetts 02110-2801.

Dividend Paying Agent and Transfer Agent

Computershare Trust Company, N.A. will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares. Computershare is located at P.O. Box 43078, Providence, Rhode Island 02940-3078.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania. Weil, Gotshal & Manges LLP, New York, New York, advised the Underwriters in connection with the offering of the Common Shares. Each of Stradley Ronon Stevens & Young, LLP and Weil, Gotshal & Manges LLP may rely as to certain matters of Delaware law on the opinion of Morris, Nichols, Arsht & Tunnell LLP, Wilmington, Delaware. PricewaterhouseCoopers LLP, an independent registered public accounting firm, provides auditing services to the Fund.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

8,100,000 Shares

Invesco High Income 2024

Target Term Fund

Common Shares

$10.00 per Share

PROSPECTUS

November 29, 2017

Morgan Stanley

Wells Fargo Securities

RBC Capital Markets

Brookline Capital Markets

Hennion & Walsh, Inc.

HilltopSecurities

J.J.B. Hilliard, W.L. Lyons, LLC

Janney Montgomery Scott

Newbridge Securities Corporation

Pershing LLC

Wedbush Securities Inc.

Wunderlich

Until December 24, 2017 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

INVESCO HIGH INCOME 2024 TARGET TERM FUND

STATEMENT OF ADDITIONAL INFORMATION

Invesco High Income 2024 Target Term Fund (the “Fund”) is a newly organized, closed-end management investment company. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means the Fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can.

This Statement of Additional Information (“SAI”) relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated November 29, 2017 (the “Prospectus”). In this Statement of Additional Information, holders of Common Shares are referred to as “Common Shareholders.” This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (800) 959-4246, by writing to the Fund at Invesco Closed-End Funds c/o Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000 or from the Fund’s website (http://www.invesco.com/us). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this SAI. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated November 29, 2017

1

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objectives are to provide a high level of current income and to return $9.835 per share (the original net asset value (“NAV”) per Common Share before deducting offering costs of $0.02 per share) (“Original NAV”) to Common Shareholders on or about December 1, 2024 (the “Termination Date”). The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by Invesco Advisers, Inc. (“Invesco” or the “Adviser”) or any other entity. The Fund will attempt to strike a balance between the two objectives, seeking to provide as high a level of current income as is consistent with the Fund’s overall credit strategy, the declining average maturity of its portfolio and its objective of returning the Original NAV on or about the Termination Date. However, as the Fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful.

FUND STRATEGY

The Fund seeks to achieve its investment objectives by primarily investing in securities collateralized by loans secured by real properties and other real estate related debt securities as described below. To construct and manage the portfolio, Invesco employs a bottom-up approach that focuses on fundamental analysis of the underlying loans. Under normal market conditions, the Fund expects to invest at least 70% of its Managed Assets in real estate debt securities, including commercial mortgage-backed securities (“CMBS”).

In seeking to return the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and, with respect to 70% of the Fund’s Managed Assets, limiting the longest expected maturity of any holding to no later than June 1, 2025. With respect to 30% of the Fund’s Managed Assets, there is no limitation on the expected maturity of any holding. “Expected maturity” means the expected return of the majority of the bond’s principal and/or the time when a reasonable investor would expect to have the majority of the principal returned. The average maturity of the Fund’s holdings is generally expected to shorten over time as the Fund approaches its Termination Date, which may reduce interest rate risk over time, but which may also reduce amounts otherwise available for distribution to Common Shareholders due to liquidations or short term investments made prior to maturity. Through its overall strategy, the Fund seeks to capitalize on the opportunity for attractive yields on securities collateralized by loans mostly originated in 2015 and earlier and that benefit from underlying property appreciation and, to a lesser extent, newly originated securities collateralized by loans benefitting from improved underwriting standards and to further align the portfolio value during the wind-up period (the approximately three to six month period preceding the Termination Date) with the Original NAV. There can be no assurance that the Fund’s strategies will be successful.

Portfolio Contents

The Fund generally invests in a portfolio of real estate debt designed to generate high levels of current income through opportunistic deployment of capital (as described in—“Investment Policies” below). This includes investment grade CMBS, non-investment grade CMBS and other non-rated CMBS and debt and preferred securities issued by REITs and real estate related corporations. CMBS may include multi-issuer CMBS and single-issuer CMBS, in each case relating to real estate related companies or assets. The Fund also may invest in other real estate debt and loan instruments, including senior secured bank loans, MBS, including RMBS, Non-Agency MBS, CLOs, including CRE CLOs, mezzanine loans, credit risk transfers, and REMICs, as described in the Prospectus and this SAI. The Fund may also invest in investment grade corporate debt securities, non-investment grade corporate debt securities, and convertible securities.

The Fund may invest in securities of foreign corporations and governments, including securities of emerging market issuers. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic

2

growth. The Fund considers emerging market countries to be those countries that are included in the MSCI Emerging Markets Index.

INVESTMENT POLICIES

Under normal circumstances:

•	The Fund expects to invest at least 70% of its Managed Assets in real estate debt securities including CMBS;

•

The Fund will invest no more than 30% of its Managed Assets in securities rated below investment grade (BB+/Ba1 or lower), or that are unrated but judged by the Adviser to be of comparable quality, at the time of investment;

•	The Fund may invest up to 10% of its Managed Assets in securities of non-U.S. issuers, including securities of emerging markets issuers;

•

The Fund may invest up to 10% of its Managed Assets in non-U.S. dollar denominated securities. The Fund expects to use derivative instruments in an effort to hedge substantially all of the currency risk associated with non-U.S. dollar denominated investments;

•

The Fund may invest in other affiliated and unaffiliated registered investment companies, including open-end and closed-end investment companies, including ETFs, to the extent permitted by the 1940 Act;

•	With respect to 70% of its Managed Assets, the Fund will not invest in securities with an expected maturity date extending beyond June 1, 2025;

•	With respect to 30% of its Managed Assets, the Fund may invest in securities of any expected maturity;

•	The Fund will not invest in common equity securities. This policy does not apply to shares of other investment companies; and

•

The Fund will concentrate its investments in the real estate finance industry, including, without limitation, investments in MBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate.

The foregoing policies apply only at the time of any new investment.

“Managed Assets” means the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate liquidation preference of any preferred shares and/or the aggregate amount of any borrowings for investment purposes.

For purposes of the policies above relating to expected maturity date, “expected maturity” means the expected return of the majority of the bond’s principal and/or the time when a reasonable investor would expect to have the majority of the principal returned.

Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. For purposes of the investment limitations in this SAI, a security’s rating is determined using the highest rating of Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”), DBRS Limited (“DBRS”) and Morningstar Credit Ratings, LLC (“Morningstar”) if any such nationally recognized statistical rating organizations (“NRSROs”) rate the security. If a security is unrated by any NRSRO, the rating determined by Invesco is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. The descriptions of the investment rating categories by Moody’s, S&P, Fitch, Kroll, DBRS and Morningstar including a description of their speculative characteristics, are set forth in Appendix A of this SAI. All references to securities

3

ratings by Moody’s, S&P, Fitch, Kroll, DBRS and Morningstar in this SAI shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody’s, BB+, BB and BB- in the case of S&P and Fitch).

The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

OTHER POLICIES

The Fund may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and currency swaps), options on securities, and options on securities indices, options on financial futures, structured notes or other derivative instruments.

During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities or cash equivalents. There can be no assurance that such techniques will be successful. The Fund may gain exposure without limit to the CMBX Index during the Start-Up Period. Accordingly, during such periods, the Fund may not achieve its investment objectives.

Certain investment policies specifically identified in this SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in this SAI. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Board without a vote of the shareholders. The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

The Fund will not invest, either directly or indirectly through derivatives, in contingent capital securities (sometimes referred to as “CoCos”).

LEVERAGE

The Fund anticipates using leverage to seek to enhance its potential to produce a high level of current income and to return the Original NAV per common share to Common Shareholders on or about the Termination Date. The use of leverage involves increased risk, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. In particular, leverage increases the risk of price volatility.

The Fund may utilize the following forms of leverage: (a) borrowings from a financial institution (“Borrowings”), (b) reverse repurchase agreements and (c) Preferred Shares. The Fund does not intend to use leverage until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objectives.

The Fund may use leverage to the extent permitted by the 1940 Act and to the extent that such arrangements will not result in the Fund becoming a taxable mortgage pool. If current market conditions persist, the Fund intends initially to use leverage through Borrowings or entering into reverse repurchase agreements in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets. The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. In addition, the Fund may borrow for temporary,

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emergency or other purposes as permitted by the 1940 Act. The Fund currently does not intend to issue Preferred Shares within the first year after the closing of this offering.

Reverse repurchase agreements are agreements that involve the transfer of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price if specified, or the value of the proceeds received on any sale subject to repurchase plus accrued interest. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve additional risks to the Fund. See “Risks—Security Level Risks—Reverse Repurchase Agreement Risk” in the Prospectus.

So long as the rate of distributions received from the Fund’s portfolio investments purchased with the proceeds of any Borrowings or reverse repurchase agreements, net of applicable Fund expenses, exceeds the then current interest on such Borrowings and costs associated with such reverse repurchase agreements, the investment of the proceeds of such Borrowings or reverse repurchase agreements will generate more cash flow than will be needed to make such payments. If so, the excess cash flow will be available to pay higher distributions to Common Shareholders. However, if the rate of cash flow received from the Fund’s portfolio investments purchased with the proceeds of any Borrowings or reverse repurchase agreements, net of applicable Fund expenses, is less than the then current interest rate payable on such Borrowings, or costs associated with such reverse repurchase agreements, the Fund may be required to utilize other Fund assets to make such payments and this may result in reduced net investment income available for distribution to Common Shareholders.

The Fund pays an advisory fee to Invesco based on a percentage of Managed Assets and pays an administration fee based on the Fund’s average daily net assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage. Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Invesco will be responsible for using leverage to pursue the Fund’s investment objectives. Invesco will base its decision regarding whether and how much leverage to use for the Fund, the specific types of leverage, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Invesco’s fees. Thus, Invesco may have a conflict of interest in determining whether to use or increase leverage. Invesco will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Under the 1940 Act, the Fund generally is not permitted to borrow pursuant to a term financing or credit facility or issue commercial paper or notes unless immediately after the borrowing the value of the Fund’s total assets less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the 1940 Act generally prohibits the Fund from declaring any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by Borrowings, commercial paper or notes is at least 300% of such principal amount, after deducting the amount of such dividend or distribution. This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed, or to loans made for temporary purposes and in an amount that does not exceed five percent of the Fund’s total assets. If the Fund issues senior debt securities or borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding senior debt securities or Borrowings to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default or entitle the senior debt security holders to elect a majority of the Fund’s Board of Trustees.

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Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings, senior debt securities and outstanding Preferred Shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings, senior debt securities and outstanding Preferred Shares satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Shares are outstanding, at least two of the Fund’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees until all dividends in arrears have been paid.

Changes in the value of the Fund’s portfolio securities, as well as costs attributable to reverse repurchase agreements or Borrowings, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leverage would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings with respect to Borrowings. These restrictions or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition, if the Fund enters into a credit facility or otherwise incurs Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility or other Borrowings would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

The use of leverage creates additional risks for Common Shareholders, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. In particular, leverage increases the risk of price volatility. See “Risks—Fund Level Risks—Leverage Risk” in the Prospectus.

There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

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INVESTMENT RESTRICTIONS

Fundamental Restrictions. Except as otherwise noted below, the Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund’s outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

(1) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”).1,2

(2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

(3) The Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the real estate finance industry, including, without limitation, investments in MBS, REITs, other real estate-related securities, loans and other instruments that are secured by or otherwise have exposure to, real estate.

(4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(5) The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

1 Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders.

2 Section 18(a) of the 1940 Act generally prohibits a registered closed-end investment company from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

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The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which Invesco must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for the Fund without shareholder approval.

(1) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(2) In complying with the fundamental restriction regarding investing in physical commodities, the Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund will interpret the fundamental restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also will interpret the fundamental restriction regarding the purchase and sale of physical commodities and their related non-fundamental restriction to permit the Fund to invest in exchange-traded funds (“ETFs”), registered investment companies and other pooled investment vehicles that invest in physical and/or financial commodities, subject to the limits described in the Fund’ prospectuses and herein.

(3) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an Invesco Fund, on such terms and conditions as the SEC may require in an exemptive order.

The Fund may issue senior securities, including Preferred Shares and debt. If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Fund or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Invesco from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) under the discussion of the Fund’s fundamental restrictions above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any shares of a class having priority over any other class as to distribution of assets or payment of dividends.

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PORTFOLIO COMPOSITION AND OTHER INFORMATION

The following information supplements the discussion of the Fund’s investment objectives, policies, and strategies that are described in the Prospectus.

CMBS

As part of its investment strategy, the Fund invests in both single- and multi-issuer CMBS. This includes investment grade CMBS, noninvestment grade CMBS and other non-rated CMBS. In a typical CMBS issuance, one or more mortgage loans of varying size, asset type, and geography are pooled and transferred to a trust. The trust then issues a series of bonds that vary in duration, payment priority, and yield. Then rating agencies assign credit ratings to the various bond classes ranging from investment grade to below investment grade. The typical structure for the securitization of commercial real estate loans is a REMIC. Generally speaking, a REMIC is a pass-through entity which is not subject to tax at the trust level.

Once these CMBS are issued and rated, they are then sold to investors based on specified investment profiles (e.g., credit risk, yield, rating, etc.). For the vast majority of these bonds, each month the interest on the pooled loans is accrued and paid to the investors, through a trustee and master servicer who act as an intermediary between the underlying borrowers and the bond holders. The interest is paid first to the investors holding the highest rated bonds, until all accrued interest on those bonds is paid, then to the holders of the next highest rated bonds, and this continues until all the bond holders are paid in a sequential manner.

If there is a shortfall in an interest or principal payment or if the underlying real estate is liquidated and does not generate enough proceeds to meet the payments due to all bond classes, then the investors in the most subordinate bond class will incur a loss with further losses impacting more senior classes in reverse order of priority.

The administration of the pooled loans are handled by CMBS servicers (primary, master and special), all of whom are required to act in accordance with certain “servicing standards.” While the servicing standard may vary, the standard generally requires the servicer to use the same care, skill and diligence as it uses to service and administer comparable mortgage loans on behalf of third parties or on behalf of itself, whichever is the higher standard. The master and special servicer play the most active role in servicing the underlying loans.

The master servicer’s responsibility is to service the loans in the pool through maturity unless the loan becomes specially serviced (e.g., the borrower has defaulted). The master servicer manages the flow of payments and information and is responsible for the ongoing interaction with the borrowers. The master servicer is responsible for collecting the payments from the borrowers and routine loan administration functions (e.g., escrow disbursements, analyzing underlying property performance, and consent requests). Subject to certain limitations, the master servicer is responsible for making certain monetary advances if a borrower fails to do so; for example, if a borrower has missed an interest payment or failed to pay property taxes, the master servicer is required to advance such payment so long as it deems such advance recoverable.

For as long as a loan has been designated “specially serviced”, the administration is transferred to a special servicer who takes over all the master servicers’ administrative responsibilities with respect to such loan (other than making advances) in order to maximize recovery on the mortgage on behalf of the bondholders. A loan is usually designated “specially serviced” upon an event of default or if there is a determination that an event of default is imminent. The special servicer has primary responsibility for working out the loan, and if necessary, liquidating or foreclosing on the underlying real estate. The special servicer is generally required to follow the direction of the controlling holder, who is often the holder of the most junior bond.

CMBS Interest-Only Certificates

The Fund may invest in CMBS interest-only certificates (“IOs”). CMBS IOs receive no payments of principal from the underlying mortgage assets. IO class payments are derived by the excess interest that exists

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due to a higher weighted average coupon on the underlying mortgages than the weighted average coupon on the corresponding CMBS bonds. The notional amount of the IO bonds will equal the certificate balance of all or a portion of the other CMBS classes of the same issuance. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) and defaults on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal or defaults, the Fund may not fully recoup its initial investment in IOs.

REMICs and Re-securitizations of Real Estate Mortgage Investment Conduits Securities (“Re-REMICs”)

REMICs are bonds created from pools of mortgages. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to collateralized mortgage obligations (“CMOs”) in that they issue multiple classes of securities but, unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. A Re-REMIC is a trust that has been created to own one or more existing mortgage-backed residential or commercial securities and are securities created from the underlying cash flows of existing REMIC bonds. Dealers create Re-REMICs by taking an existing REMIC bond and placing it in a trust. The trust then issues two new bonds backed by the cash flows of the original REMIC bond—one bond being senior to the other. The senior bond in the Re-REMIC structure receives the credit support that is left on the original bond, plus additional credit support in the form of the new subordinate bond issued by the Re-REMIC trust to provide protection from losses on the collateral.

For example, to create a Re-REMIC security, a dealer may take REMIC Bond A with $1,000,000 face value, place it in a trust and issue a $500,000 senior bond and a $500,000 subordinate bond. The senior bond receives additional credit support from the subordinate bond. Depending on the level of risk of the original REMIC Bond A’s underlying collateral, the additional credit support on the new senior Re REMIC bond will typically range from 5% to 90%, thereby enhancing its protection from future downgrades.

Re-REMICs bear the risks associated with their investments in the underlying CMO or REMIC class and vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with a mortgagebacked security generally, including prepayment and/or extension risk, interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

Re-REMICs are typically exempt from SEC registration under Rule 144A and are often rated by only one NRSRO. These factors can limit liquidity on Re-REMIC securities compared to SEC-registered securities.

REITs

REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in preferred stock, debt securities and convertible securities issued by REITs.

RMBS

RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from

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residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Credit Risk Transfers

A floating rate credit risk transfer (“CRT”) is a floating rate security that represents a general obligation of a government sponsored enterprise: for example, the U.S. Federal National Mortgage Association (“Fannie Mae”) and the U.S. Federal Home Loan Mortgage Corporation (“Freddie Mac”, and together with “Fannie Mae” the “GSEs”). Those GSEs expand the secondary market for residential mortgage loans by purchasing and securitizing loans, and then by selling the resulting agency MBS in the secondary market. Agency MBS are guaranteed by the GSEs, meaning that these entities are responsible for the timely payment of principal and interest on the bonds and bear the risk of credit loss on the underlying loans.

Each CRT transaction generally includes several tranches that cover a range of cash flows, credit risk and potential return profiles. Historically, tranches with the highest credit quality feature a relatively short expected cash flow window and a large amount of credit protection in the form of a higher level of subordination. Lower rated tranches feature longer expected cash flow windows and lower levels of subordination. Unrated tranches represent the longest expected cash flows and have the least credit protection, but typically offer the highest potential returns. As loans are prepaid, the most senior tranche is first in line to receive the proceeds, followed by lower-rated tranches as outstanding balances are paid off. Conversely, as defaults occur, losses are allocated sequentially from the tranches with the lowest rating to the highest. The Fund may invest in any tranche, including lower-rated and unrated tranches.

Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. Bonds are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights).

High Yield Securities

High yield securities or “junk bonds” that are below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with investment grade securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest or dividends and repay liquidation preference or principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest, dividends, liquidation preference or principal. Such securities are considered speculative with respect to the issuer’s

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capacity to pay interest or dividends and repay liquidation preference or principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares. High yield securities involve substantial risk of loss and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments or competitive industry conditions, as compared to higher-rated instruments. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividends, liquidation preference or principal payments on the securities. High yield securities issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The secondary markets for these securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s NAV per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past. See “Risks—Issuer Level Risks—Below Investment Grade Securities Risk” in the Prospectus.

High yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to very high credit risk. The Fund may not invest in an issuer who is in default on its obligations to pay principal or interest thereon when due or that is in bankruptcy or insolvency proceedings.

Debt Securities

Debt securities are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount on or before maturity. Certain debt securities in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt securities of any quality and of any duration, and such debt securities may be secured or unsecured. In addition, certain debt securities in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Corporate Debt Securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt

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securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. The Fund’s investments in corporate debt securities may include, but are not limited to, senior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Non-U.S. and Emerging Market Issuers

The Fund’s investments in foreign securities may include investments in securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock and convertible securities of corporate issuers evidencing ownership of shares of a foreign issuer or that provide exposure to foreign issuers.

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

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In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. For a discussion of the U.S. federal income tax consequences applicable to foreign investors, see “Tax Matters—Foreign Shareholders.”

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with

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respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Foreign Securities Exchanges

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

Senior Loans

The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

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The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO.

The Fund may purchase and retain in its portfolio senior loans payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a senior loan. See “—Other Investments—Warrants and Equity Securities.”

Second Lien Loans

The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Subordinated Loans

The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure.

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Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower.

Convertible Securities

The Fund’s investments in convertible securities may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of Invesco. The convertible securities may pay interest or dividends that are based on a fixed or floating rate.

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed-income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Preferred Stock

Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the

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issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed-income securities, which may result in above average appreciation if the company’s performance improves.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

Restricted Securities and Securities with Limited Trading Markets. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. In addition, if the Fund were to assume substantial positions in securities with limited trading markets, trading activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. As more fully described below, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Rule 144A Securities. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

The Board has determined that Rule 144A securities may be considered liquid securities if so determined by Invesco. Invesco has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, Invesco may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

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To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. Invesco will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, related indexes and other assets. The Fund may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and currency swaps), options on securities, and options on securities indices, options on financial futures, structured notes or other derivative instruments. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

The Fund reserves the right to engage in transactions involving futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company (“RIC”) may limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Invesco’s views as to certain market movements are incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather

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than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities or fixed-income instruments or on futures contracts or stock indexes. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in

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which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Invesco must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that Invesco deems to be creditworthy. In the absence of a change in the current position of the Securities and Exchange Commission (“SEC”), OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

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The Fund follows its Counterparty Credit Risk and Eligibility Procedures when determining whether a counterparty is creditworthy. Counterparty eligibility must be determined for any over the counter transaction deemed to create counterparty exposure. These procedures require an investment grade rating in addition to the counterparty’s inclusion on Global Liquidity’s money market approved list. Entities on the money market approved list must meet the “minimal credit risk” standard required by Rule 2a-7 under the 1940 Act. The “minimal credit risk” determination process for issuers on the money market approved list requires the Global Liquidity Credit Research team to measure the creditworthiness of an issuer by performing an assessment of its overall capacity to meet short-term debt obligations. This assessment includes a review of financial condition, sources of liquidity, adaptability to future events, macroeconomic impacts, market and industry trends, as well as various other qualitative and quantitative factors.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objectives and the restrictions set forth herein.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing

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transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the NAV of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Futures and Options Risk. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage.”

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market

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behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to Common Shareholders. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Tax Risk. Generally, the income from an OTC option written by the Fund will not be recognized by the Fund for tax purposes until the option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. The Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference

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between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described below or subject Invesco to CFTC registration and regulation as a “commodity pool operator.”

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Fund. The Fund also may use currency futures contracts and options thereon (see “—Futures Contracts” and —“Options on Futures Contracts” above), put and call options on foreign currencies (see “—Options” above) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by Invesco. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “crosshedge.”

Shifting Currency Exposure. The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions. Invesco’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain

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whether a currency management strategy, if undertaken, would be successful. To the extent that the subadviser’s view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Swap Transactions. The Fund may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. Caps and floors create limits on interest rate costs. A cap creates a ceiling on floating rate interest costs, and when market rates move above the cap rate the seller of the cap pays the purchaser the difference, and conversely, when market rates fall below a floor rate the seller of the floor pays the purchaser the difference. A collar is created by purchasing a cap or floor and selling the other. The premium due for the cap (or floor) is partially offset by the premium received for the floor (or cap), making the collar a way to potentially hedge interest rate risk. The Fund may also enter into options on permitted types of swap agreements and in bonds issued by special purpose entities that are backed by a pool of swaps.

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date or to reduce risk arising from the ownership of a particular security or instrument.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by Invesco for any accrued but unpaid net amounts owed to a swap counterparty.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to

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create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Invesco to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed-income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Options on Swaps. An option on a swap is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Invesco is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not

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correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation such as the SEC’s recently proposed rules governing the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses can be greater than if derivatives had not been used. See “Risks—Security Level Risks—Derivatives Risk, Including the Risk of Swaps” in the Prospectus.

Use of Segregated and Other Special Accounts. Use of many derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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Other Investment Companies

The Fund may invest in securities of investment companies that are money market funds to the extent permissible under the 1940 Act and the rules and regulations thereunder. The 1940 Act generally imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by any one investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemptive rules or exemption granted under the 1940 Act. The Fund may invest in Common Shares of money market funds.

The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive securities available in the market, or when Invesco believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Invesco or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for, and currently does not intend to apply for, such exemptive relief, but reserves the right to do so in the future. As a shareholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Invesco will take expenses into account when evaluating the merits of an investment in an investment company relative to available alternative opportunities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The NAV and market value of leveraged shares will be more volatile and the yield will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Invesco.

Other Investments

Inflation Protected Securities. Inflation protected securities are fixed-income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation protected securities that accrue inflation into their principal value may or may not

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provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Payment-In-Kind Debentures and Delayed Interest Securities. The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of

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the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Trust Preferred Securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for U.S. federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Tax Matters.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Master Limited Partnerships (“MLPs”). MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. MLPs are limited by the Code to engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs. MLPs combine the tax benefits of a limited partnership with the liquidity of publicly-traded

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securities. MLPs are generally organized under state law as limited partnerships or limited liability companies. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund can invest in preferred stock, debt securities and convertible securities issued by MLPs.

U.S. Government Obligations. Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Municipal Bonds and Other Municipal Obligations. Municipal bonds and other municipal obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with an adjustable rate instrument or other debt instrument of the issuer. The Fund also may convert a warrant so acquired into the underlying security.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with

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registered securities dealers or domestic banks that, in the opinion of Invesco, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Invesco will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Invesco will demand additional collateral from the issuer to at least that of the repurchase price, including interest.

New Securities and Other Investment Techniques. New types of securities and other investment and hedging practices are developed from time to time. Invesco expects, consistent with the Fund’s investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if it believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, Invesco may use investment techniques and instruments that are not specifically described herein.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are first being invested, the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which Invesco determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment policies and objectives and invest up to 100% of its assets in short term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury securities or cash equivalents. Invesco’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally

33

negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Invesco will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(4) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff, such as the SEC’s recently proposed rules governing the use of derivatives by registered investment companies, regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. Invesco will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

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Loan of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Portfolio Trading and Turnover

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Invesco believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

A security also may be sold when Invesco anticipates a change in the price of such security, Invesco believes the price of a security has reached or is near a realistic maximum, or there are other securities that Invesco believes are more attractive given the Fund’s investment objectives. The Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate generally will not exceed 25% under normal circumstances. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed 25% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees (the “Board”) and the Fund’s officers appointed by the Board. The tables below list the trustees and executive officers of the Fund and their principal occupations, other directorships held by trustees and their affiliations, if any, with the Adviser or its affiliates. The principal business address of each Trustee is c/o Invesco High Income 2024 Target Term Fund, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The “Fund Complex” includes each of the investment companies (“Invesco Funds”) advised by the Adviser as of the date of this SAI. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified.

Name, year of Birth and Position(s) Held with the Fund	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Interested Trustees:
Martin L. Flanagan[1]— 1960 Trustee	2017

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			145	None

Philip A. Taylor[2]— 1954 Trustee and Senior Vice President	2017	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company);	145	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Adviser to the Fund, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer and a director of the Adviser.

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Name, year of Birth and Position(s) Held with the Fund	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco

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Name, year of Birth and Position(s) Held with the Fund	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
		Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
Independent Trustees
Bruce L. Crockett— 1944 Trustee and Chair	2017	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute; Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	145	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)

David C. Arch— 1945 Trustee	2017	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	145	Board member of the Illinois Manufacturers’ Association

James T. Bunch— 1942 Trustee	2017	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	145	Trustee, Evans Scholarship Foundation

Jack M. Fields— 1952 Trustee	2017	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	145	None

Cynthia Hostetler— 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation;	145	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen

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Name, year of Birth and Position(s) Held with the Fund	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
		President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP		Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)

Eli Jones— 1961 Trustee	2017	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	145	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Prema Mathai-Davis— 1950 Trustee	2017	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	145	None

Teresa M. Ressel— 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	145	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Larry Soll— 1942 Trustee	2017	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	145	None

Ann Barnett Stern— 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	145	Federal Reserve Bank of Dallas

Raymond Stickel, Jr.— 1944 Trustee	2017	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	145	None

Robert C. Troccoli— 1949 Trustee	2017	Adjunct Professor, University of Denver—Daniels College of Business Formerly: Senior Partner, KPMG LLP	145	None

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Name, year of Birth and Position(s) Held with the Fund	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Christopher L. Wilson— 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	145	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

Officers
Russell C. Burk— 1958 Senior Vice President and Senior Officer	2017	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr— 1962 Senior Vice President, Chief Legal Officer and Secretary	2017

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior

			N/A	N/A

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Name, year of Birth and Position(s) Held with the Fund	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
		Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Sheri Morris— 1964 President, Principal Executive Officer and Treasurer	2017

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Kelli Gallegos— 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2017	Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund	N/A	N/A

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Name, year of Birth and Position(s) Held with the Fund	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years

Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

Tracy Sullivan— 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2017

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom— 1969 Anti-Money Laundering Compliance Officer	2017

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A

Robert R. Leveille— 1969 Chief Compliance Officer	2017

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

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Board of Trustees

Qualifications and Experience. The following sets forth additional information about the qualifications and experiences of each of the Trustees.

Interested Persons

Martin L. Flanagan, Trustee

Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Fund.

Philip A. Taylor, Trustee

Philip A. Taylor has been a member of the Board of Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.

Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.

Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Fund.

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Independent Trustees

Bruce L. Crockett, Trustee and Chair

Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.

Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.

Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and Ferroglobe PLC (metallurgical company) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of Ferroglobe PLC.

The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ and a member of the World Presidents’ Organization.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Fund.

James T. Bunch, Trustee

James T. Bunch has been a member of the Board of Trustees of the Invesco Funds since 2000.

From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., an investment banking firm previously located in Denver, Colorado. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.

At various other times during his career, Mr. Bunch has served as Chair of the National Association of Securities Dealers, Inc. (NASD) Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.

In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Fund.

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Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Fund.

Cynthia Hostetler, Trustee

Cynthia Hostetler is currently a member of the board of directors/trustees of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and the Aberdeen Investment Funds, a mutual fund complex. Previously, Ms. Hostetler served as a member of the board of directors of Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a. multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, and its largest subsidiary, First Savings Bank, from 1991 to 2001.

The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Fund.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of Marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to

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2008; an associate professor of Marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston. Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Fund.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Fund.

Teresa M. Ressel, Trustee

Teresa M. Ressel has previously served across both the private sector and the U.S. government. Formerly, Ms. Ressel served from 2004 to 2012 in various capacities at UBS AG, including most recently as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury first as Deputy Assistant Secretary for Management and Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and handles a broad array of management duties including finance & accounting, operational risk, audit and performance measurement along with information technology and infrastructure security.

Ms. Ressel currently serves as a member of the board of directors and as a member of the audit committee of ON Semiconductor Corporation, a publicly traded technology company. Ms. Ressel currently chairs their Corporate Governance and Nominating Committee. ON Semiconductor is a leading supplier of semiconductor-based solutions, many of which reduce global energy use. She has served on the ON Semiconductor board since 2012.

Ms. Ressel also currently serves as a member of the board of directors at Atlantic Power, a publicly traded company which owns and operates a diverse fleet of power generation across the United States and Canada. She serves on the audit committee and compensation committee and has been on the Atlantic Power board since 2014.

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The Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Fund.

Dr. Larry Soll, Trustee

Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds since 1997.

Formerly, Dr. Soll was Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989; 1993 to 1994) and President (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.

The Board believes that Dr. Soll’s experience as a chairman of a public company benefits the Fund.

Ann Barnett Stern, Trustee

Ann Barnett Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Ms. Stern is also currently a member of the Dallas Board of the Federal Reserve Bank of Dallas, a role she has held since 2013.

The Board believes that Ms. Stern’s knowledge of financial services and investment management and her experience as a director, and other professional experience gained through her prior employment benefit the Fund.

Raymond Stickel, Jr., Trustee

Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2005.

Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients.

Mr. Stickel began his career with Touche Ross & Co. (the Firm) in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Fund.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

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Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Fund.

Christopher L. Wilson, Trustee

Christopher L. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr. Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. Mr. Wilson is currently a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies. He has served in this capacity since 2009.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A. Mr. Wilson also currently serves as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson is currently the chair of the Audit and Finance Committee, which also oversees cybersecurity, and a member of the systems planning committee of ISO-NE, Inc. He previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee. He has served on the ISO New England, Inc. board since 2011.

The Board believes that Mr. Wilson’s knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment benefit the Fund.

Management Information

The Trustees have the authority to take all actions that they consider necessary or appropriate in connection with management of the Fund, including, among other things, approving the investment objectives, investment policies and fundamental investment restrictions for the Fund. The Fund has entered into agreements with various service providers, including the Fund’s investment adviser, administrator, transfer agent, and custodians, to conduct the day-to-day operations of the Fund. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Fund, and exercising general oversight of these arrangements on an ongoing basis.

Certain Trustees and officers of the Fund are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Fund’s executive officers hold similar offices with some or all of the other Invesco Funds.

Leadership Structure and the Board of Trustees. The Board is currently composed of fifteen Trustees, including thirteen Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each, an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established

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five standing committees—the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Oversight Committee (the Committees), to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, attorneys, and other Trustees between meetings. The Chairman also participates in the preparation of the agenda for the meetings of the Board, is active with fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to the Fund’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the two interested Trustees who are active officers of the Fund’s investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Fund and its shareholders and results in effective decision-making.

Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of the Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Fund.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Fund and for the Fund’s service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Fund. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Fund.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Fund. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Fund meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Fund of investments in particular types of securities or instruments, such as derivatives. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

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The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in Fund portfolios.

Committee Structure

The members of the Audit Committee are Messrs. Arch, Bunch, Crockett, Stickel (Chair), Troccoli (Vice Chair), Mss. Hostetler and Ressel and Dr. Soll. The Audit Committee performs a number of functions with respect to the oversight of the Fund’s accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Fund; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Fund; and (v) assisting the Board with its oversight of the integrity of the Fund’s financial statements and compliance with legal and regulatory requirements.

The members of the Compliance Committee are Messrs. Arch (Vice Chair), Bunch, Stickel, Troccoli, and Wilson, Ms. Ressel and Dr. Soll (Chair). The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) if requested by the Board, reviewing and making recommendations concerning the qualifications, performance and compensation of the Fund’s Chief Compliance Officer and Senior Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer or Senior Officer of the Fund regarding compliance matters; (iii) overseeing compliance policies and procedures of the Fund and its service providers; and (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, or the Senior Officer.

The members of the Governance Committee are Messrs. Crockett, and Fields (Chair), Mss. Hostetler and Stern and Drs. Jones and Dr. Mathai-Davis (Vice Chair). The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board and the Chair and Vice-Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; and (iii) overseeing the annual self-evaluation of the performance of the Board and its Committees.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Fund’s bylaws require that any shareholder of the Fund desiring to nominate a candidate for election at a shareholder meeting must provide certain information about itself and the candidate, and must submit to the Fund’s Secretary the nomination in writing not later than the close of business on the later of the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date or if the Fund has not previously held an annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Fund.

The members of the Investments Committee are Messrs. Arch (Vice Chair), Bunch (Chair), Crockett, Fields, Flanagan, Stickel, Taylor and Troccoli (Vice-Chair), Wilson, Mss. Hostetler, Ressel and Stern and Drs. Jones (Vice Chair), Mathai-Davis and Soll. The Investments Committee’s primary purposes are to assist the

50

Board in its oversight of the investment management services provided by Invesco to periodically review Fund performance information.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Fund that has been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), unless the Investments Committee takes such action directly; and (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, risks and limitations of the Designated Funds.

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Fields, and Wilson, Ms. Stern and Drs. Jones (Vice Chair) and Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i) reviewing reports and making recommendations to the full Board regarding the Fund’s valuation and liquidity methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures and procedures for determining the liquidity of securities; (ii) reviewing Invesco’s annual report evaluating the pricing vendors, and approving and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii) reviewing reports and making recommendations to the full Board regarding fund distribution and marketing channels and expenditures; and (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures.

Compensation

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and of each Committee and Sub-Committee receive additional compensation for their services. Information regarding compensation paid or accrued for each Trustee of the Fund who was not affiliated with Invesco during the year ended December 31, 2016, as indicated in the notes accompanying the table, are as follows:

Trustee	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From All Invesco Funds(3)
Independent Trustees

David C. Arch	$1,477	$0	$205,000	$383,122

James T. Bunch	1,477	0	205,000	401,322

Bruce L. Crockett	1,477	0	205,000	690,922

Jack M. Fields	1,477	0	205,000	363,122

Cynthia Hostetler(4)	1,354	0	0	0

Eli Jones	1,477	0	0	309,351

Prema Mathai-Davis	1,477	0	205,000	390,322

Teresa Ressel(4)	1,354	0	0	0

Margaret Ann Stern(4)	1,354	0	0	0

Larry Soll	1,477	0	226,885	396,322

Raymond Stickel, Jr.	1,477	0	205,000	426,022

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Trustee	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From All Invesco Funds(3)
Robert C. Troccoli	$1,477	$0	$0	$317,851

Christopher L. Wilson(4)	1,354	0	0	0

(1)	Amounts shown are based on estimated compensation for the Fund’s first fiscal year ending February 28, 2018.
(2)

These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)	All trustees currently serve as trustee of 32 registered investment companies advised by Invesco.
(4)

Mss. Cynthia Hostetler, Teresa M. Ressel, Margaret Ann Stern, and Mr. Christopher L. Wilson were appointed as trustees for all open-end Invesco funds effective March 9, 2017 and for closed-end Invesco funds effective March 28, 2017.

Retirement Policy

The Trustees have adopted a retirement policy that permits each Trustee to serve until December 31 of the year in which the Trustee turns 75.

Pre-Amendment Retirement Plan For Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a Covered Fund), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (Former Van Kampen Trustee), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or

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compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the Amended Plan). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the Existing Plan Benefit) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the Expected Future Benefit and, together with the Existing Plan Benefit, the Accrued Benefit). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Three retired Trustees, as well as Messrs. Crockett, Fields and Dr. Mathai-Davis (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other Invesco Fund from which they are deferring compensation.

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Trustee Beneficial Ownership of Securities

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Invesco Funds complex, as of December 31, 2016, are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Invesco Funds
Interested Trustees

Martin L. Flanagan	None	Over $100,000

Philip A. Taylor	None	$1—$10,000

Independent Trustees

David C. Arch	None	Over $100,000

James T. Bunch	None	Over $100,000

Bruce L. Crockett	None	Over $100,000	(1)

Jack M. Fields	None	Over $100,000	(1)

Cynthia Hostetler(3)	N/A	N/A

Eli Jones(2)	N/A	Over $100,000

Prema Mathai-Davis	None	Over $100,000	(1)

Teresa M. Ressel(3)	N/A	N/A

Larry Soll	None	Over $100,000	(1)

Ann Barnett Stern(3)	N/A	N/A

Raymond Stickel, Jr.	None	Over $100,000

Robert C. Troccoli(2)	N/A	Over $100,000

Christopher L. Wilson(3)	N/A	N/A

(1)

Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

(2)	The information in the table is provided as of December 31, 2016. Dr. Jones and Mr. Troccoli were appointed as trustees of the Invesco Funds effective January 29, 2016.
(3)	Mss. Cynthia Hostetler, Teresa M. Ressel and Ann Barnett Stern and Mr. Christopher L. Wilson were appointed as trustees of the Invesco Closed-End Funds effective March 28, 2017.

INVESTMENT ADVISER

Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives and has agreed to perform or arrange for the performance of the Fund’s day to day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is an indirect, wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Fund and their affiliations are shown under “Management Information” herein.

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As investment adviser, Invesco supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to one or more of the Fund. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.

Pursuant to an administrative services agreement with the Fund, Invesco is also responsible for furnishing to the Fund, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, which in the judgment of the trustees, are necessary to conduct the respective businesses of the Fund effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

Invesco, at its own expense, furnishes to the Fund office space and facilities. Invesco furnishes to the Fund all personnel for managing the affairs of the Fund.

Pursuant to its Advisory Agreement with the Fund, Invesco receives a monthly fee from the Fund computed based on 0.70% of the Fund’s average daily Managed Assets, which shall mean the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate liquidation preference of any preferred shares and/or the aggregate amount of any borrowings for investment purposes (“Managed Assets”).

Such fee is payable for each calendar month as soon as practicable after the end of that month.

Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made.

Invesco has contractually agreed through at least June 30, 2019, to waive advisory fee payable by the Fund in an amount equal to 100% of the net advisory fee Invesco receives from the Affiliated Money Market Funds as a result of the Fund’s investment of uninvested cash in the Affiliated Money Market Funds.

Unless Invesco continues the fee waiver agreement, it will terminate on the date discussed above. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

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Portfolio Managers

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of August 31, 2017 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Mario Clemente	None	N/A	$500,001—$1,000,000
Kevin Collins	None	N/A	$500,001—$1,000,000
Jason Marshall	None	N/A	$500,001—$1,000,000
Brian Norris	None	N/A	$500,001—$1,000,000
Dan Saylor	None	N/A	$100,001—$500,000

Assets Managed

The following information is as of August 31, 2017 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Mario Clemente	2	$954.8	None	None	None	None
Kevin Collins	1	$324.4	None	None	None	None
Jason Marshall	2	$954.8	None	None	None	None
Brian Norris	2	$954.8	None	None	None	None
Dan Saylor	1	$324.4	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who

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manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser determines which broker to use to execute each order for securities transactions for the Fund, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an

57

annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group

[1]	Rolling time periods based on calendar year-end.
[2]

Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Code of Ethics

Invesco and the Fund each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco and their affiliates, and governs, among other things, the personal trading activities of all such persons. The Code of Ethics is intended to address conflicts of interest with the Fund that may arise from personal trading, including personal trading in most of the Invesco Funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code of Ethics subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES AND PROCEDURES

Invesco has adopted its own specific Proxy Voting Policies.

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.

Invesco (the Proxy Voting Entity) will vote such proxies in accordance with the proxy policies and procedures, as outlined above, which have been reviewed and approved by the Board, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for

58

approval. The Board will be supplied with a summary quarterly report of the Fund’s proxy voting record. Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) related to its portfolio securities during the 12 months ended June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) will be available without charge at our Web site, www.invesco.com/us. This information will also available at the SEC Web site http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions

Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more broker-dealers, including affiliated and third-party broker-dealers, to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in six primary trading centers to place equity securities trades in their regions. Invesco Advisers’ Americas desk, located in Atlanta, Houston and Toronto, generally places trades of equity securities trading in North America, Canada and Latin America; the Hong Kong desk of Invesco Hong Kong (the Hong Kong Desk) generally places trades of equity securities in the Asia-Pacific markets, except Japan and Australia; the Japan trading desk of Invesco Japan generally places trades of equity securities in the Japanese markets; the London trading desk of Invesco Asset Management (the London Desk) generally places trades of equity securities in European, Middle Eastern and African countries; the Australia desk, located in Sydney and Melbourne, for the execution of orders of equity securities trading in the Australian and New Zealand markets and the Taipei desk, located in Taipei, for the execution of orders of securities trading in the Chinese market. Invesco, Invesco Canada, Invesco Japan, Invesco Deutschland, Invesco Hong Kong and Invesco Asset Management use the global equity trading desk to place equity trades. The trading procedures for the global trading desks are similar in all material respects.

References in the language below to actions by Invesco making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco to the various arms of the global equity trading desk, Invesco delegates trading and is responsible for oversight of this trading activity.

Invesco makes decisions to buy and sell securities for the Fund, selects broker-dealers (each, a Broker), effects the Fund’s investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco’s primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See “Broker Selection” below.

Some of the securities in which the Fund invests are traded in OTC markets. Portfolio transactions in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

Historically, Invesco did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.

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In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.

Commissions

The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of the various Invesco Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Broker Selection

Invesco’s primary consideration in selecting Brokers to execute portfolio transactions for the Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for the Fund, Invesco considers the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. Invesco’s primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for the Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco will not select Brokers based upon their promotion or sale of Fund shares.

In choosing Brokers to execute portfolio transactions for the Fund, Invesco may select Brokers that are not affiliated with Invesco that provide brokerage and/or research services (Soft Dollar Products) to the Fund and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or Invesco’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.” The services provided by the Broker also must lawfully and appropriately assist Invesco in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco.

Invesco faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s expenses to the extent that Invesco would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts, effectively cross subsidizing the other Invesco-managed accounts that benefit directly from the product. Invesco may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

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Invesco presently engages in the following instances of cross-subsidization:

Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income Invesco Funds are generated entirely by equity Invesco Funds and other equity client accounts managed by Invesco. In other words, certain fixed income Invesco Funds are cross-subsidized by the equity Invesco Funds in that the fixed income Invesco Funds receive the benefit of Soft Dollar Products services for which they do not pay. Similarly, other accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.

Invesco attempts to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco concludes that the Broker supplying the product is capable of providing best execution.

Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco uses soft dollars to purchase two types of Soft Dollar Products:

•	proprietary research created by the Broker executing the trade, and

•	other products created by third parties that are supplied to Invesco through the Broker executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.

Invesco also uses soft dollars to acquire products from third parties that are supplied to Invesco through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker. The Broker to which Invesco has “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Soft Dollar Products received from Brokers supplement Invesco’s own research (and the research of certain of its affiliates), and may include the following types of products and services:

•

Database Services—comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•

Quotation/Trading/News Systems—products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools—various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

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•	Quantitative/Technical Analysis—software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis—industry specific fundamental investment research.

•

Fixed Income Security Analysis—data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

•

Other Specialized Tools—other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

If Invesco determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to Invesco because the Brokers used by Invesco tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s staff follows. In addition, such services provide Invesco with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s clients, including the Fund. However, the Fund is not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco believes that because Broker research supplements rather than replaces Invesco’s research, the receipt of such research tends to improve the quality of Invesco’s investment advice. The advisory fee paid by the Fund is not reduced because Invesco receives such services. To the extent the Fund’s portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.

Invesco may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Fund) over a certain time period. Invesco determines target levels based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund’s shares for their clients, provided that Invesco believes such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares. Invesco will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

Affiliated Transactions

The Adviser may place trades with Invesco Capital Markets, Inc. (ICMI), a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Fund and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

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Allocation of Portfolio Transactions

Invesco manages numerous Invesco Funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Allocation of Initial Public Offering (IPO) Transactions

Certain of the Invesco Funds or other accounts managed by Invesco may become interested in participating in IPOs. Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts. Invesco combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, Invesco shall allocate such transactions in accordance with the following procedures:

Invesco may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings. Invesco will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.

Invesco Canada, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.

Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.

Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of February 8, 2017, and an initial agreement and declaration of trust. The following is a brief description of the terms of the Common Shares, Preferred Shares and senior debt securities that may be issued, and the Borrowings that may be incurred, by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any Borrowings or Preferred Shares or other senior securities may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote

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pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares or other senior securities, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

While there are any Borrowings, Preferred Shares or other senior securities outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on Preferred Shares or other senior securities or accrued interest on Borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares or other senior securities from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or other senior securities or reduce Borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the Preferred Shares or other senior securities in certain circumstances in connection with any such impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the Preferred Shares or other senior securities to the holders thereof.

The Common Shares have no preemptive rights.

Except as required by applicable law or the rules of any exchange on which the Fund is listed, the Fund will not issue certificates for the Common Shares.

Issuance of Additional Common Shares

Any additional offerings of Common Shares will require approval by the Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the NAV of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at a price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below NAV will be disclosed in the offering document relating to any such offering of Common Shares at a price below NAV. Until such consent of Common Shareholders, if any, is obtained, the Fund may not sell Common Shares at a price below NAV. Because the Fund’s advisory fees are based upon average Managed Assets, and the Fund pays administration fees based on the Fund’s average daily net assets, the Adviser’s interests in recommending the issuance and sale of Common Shares at a price below NAV may conflict with the interests of the Fund and its Common Shareholders.

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Repurchase of Common Shares

Because shares of closed-end funds frequently trade at a discount to their NAV, the Board has determined that from time to time it may be in the interest of holders of Common Shares for the Fund to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of holders of Common Shares, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, no par value, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares. The Fund currently does not intend to issue Preferred Shares within the first year after the closing of this offering.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any Preferred Shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on the Fund’s Preferred Shares may exceed the Fund’s return after expenses on the investment of proceeds from the Preferred Shares, resulting in a lower rate of return to Common Shareholders than if the Preferred Shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of Preferred Shares, voting as a class, shall be entitled to elect two of the Fund’s Trustees. Under the 1940 Act, if at any time distributions on the Preferred Shares are unpaid in an amount equal to two full years’ distributions thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all distributions in arrears have been paid or declared and set apart for payment.

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In addition, if required by a rating agency rating the Preferred Shares, the terms of the Preferred Shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Fund’s Board in other circumstances, for example, if one payment on the Preferred Shares is in arrears. The Fund intends that, as long as Preferred Shares are outstanding, the composition of its portfolio will reflect any guidelines established by such rating agency. on previous guidelines established by rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the Preferred Shares and potentially the terms of the Preferred Shares may establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines or terms which may be imposed in connection with obtaining a rating of or making a successful offering of the Preferred Shares, the Fund currently anticipates that such guidelines or terms will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality investments and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed or the terms actually agreed to with respect to the Preferred Shares will be more or less restrictive than anticipated.

Reverse Repurchase Agreements and Borrowings

The Fund may utilize leverage by entering into reverse repurchase agreements or through Borrowings, including through a credit facility, commercial paper program or other borrowing program. Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such liquidation value. If the Fund borrows money, or issues senior debt securities the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than NAV the Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time, should the Fund incur any Borrowings or senior debt, the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300% of the principal amount of such Borrowings or senior debt. In addition, if the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have

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been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or other exchange on which the Common Shares are traded, or (b) impair the Fund’s status as a RIC under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

Conversion to an open-end company would require an affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, unless the conversion was approved by at least two-thirds of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) would be required. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Common Shares would no longer be listed on the NYSE or such other exchange and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

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The repurchase by the Fund of its shares at prices below NAV would result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV would result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Common Shareholder or other U.S. shareholder and that you hold your shares as a capital asset (generally, for investment). A “U.S. Common Shareholder” means a person (other than a partnership) that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

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If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of Common Shares.

Taxation of the Fund. The Fund intends to elect to be treated and qualify each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

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Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

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Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

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Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

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Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year may be subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and sales or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

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The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed income or capital gains. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund elects to retain any net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, the Fund also may elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. The Fund intends to distribute to its shareholders at least annually that portion of its investment company taxable income necessary to maintain its qualification as a RIC, as well as net capital gains (except for net capital gains credited to them but retained by the Fund).

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

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Taxation of Fund Distributions. The Fund intends to distribute to its shareholders at least annually that portion of its investment company taxable income necessary to maintain its qualification as a RIC, as well as net capital gains (except for net capital gains credited to them but retained by the Fund). The Fund also currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its net capital gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. The Fund will send shareholders information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. If a shareholder is a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 20% for certain high income taxpayers. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Corporate dividends received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

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Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of such shareholder’s shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of a shareholder’s purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to the shareholder of such amounts, although constituting a return of the shareholder’s investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless the shareholder is investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to “pass-through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions—Securities lending” below.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by the shareholder. States also grant tax-free status to dividends paid to the shareholder from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

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Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by a shareholder on, and paid with, its federal income tax return.

RICs with two or more classes of stock. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, it intends to allocate capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and Preferred Shares. Since the Fund’s current and accumulated earnings and profits in the event of the issuance of Preferred Shares will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to Common Shareholders.

Sale of Fund Shares. The sale of Common Shares pursuant to a tender, repurchase offer or other exchange will be a taxable transaction for federal income tax purposes, either as a “sale or exchange” or, under certain circumstances, as a “dividend.” Under the Code, a sale of Common Shares pursuant to a tender or repurchase offer generally will be treated as a sale or exchange if the receipt of cash by the shareholder: (a) results in a “complete redemption” of the shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the shareholder or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a Common Shareholder will recognize capital gain or capital loss equal to the difference between the amount of cash received by the shareholder pursuant to the repurchase offer and the tax basis of the Common Shares sold.

If none of the tests set forth in the Code is met, amounts received by a Common Shareholder who sells Common Shares pursuant to the tender or repurchase offer will be taxable to the shareholder as a “dividend” to the extent of such shareholder’s allocable share of the Fund’s current or accumulated earnings and profits. No part of such a dividend would constitute “qualified dividend income” eligible for reduced federal income tax rates. The excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder’s tax basis in the Common Shares sold pursuant to the repurchase offer). Any amounts in excess of the shareholder’s tax basis would constitute taxable gain. Thus, a shareholder’s tax basis in the shares sold will not reduce the amount of the dividend. Any remaining tax basis in the shares tendered to the Fund will be transferred to any remaining shares held by such shareholder.

Upon the sale or other disposition of Common Shares of the Fund (other than pursuant to a tender or repurchase offer), including in connection with the Fund’s final distribution to shareholders on or about the Termination Date, a shareholder normally will realize a capital gain or loss, provided the shareholder holds the shares as a capital asset. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year, and short-term gain or loss otherwise.

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Tax basis information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s shares in the Fund, subject to certain exceptions for exempt recipients. If a shareholder holds its Fund shares through a broker (or other nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for its account.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or exchange.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Deferral of basis—Common Shares that bear a front-end sales load. If a shareholder (a) incurs a sales load (i.e. sales commissions) in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that will apply to the Fund.

In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

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Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a

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regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to a shareholder, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. A shareholder should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to a shareholder by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund—Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of

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capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are applicable with respect to any income the Fund receives from the equity interests of certain mortgage pooling vehicles, either directly or indirectly through an investment in a U.S. REIT.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a

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convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that a shareholder certify its tax information when it becomes an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of a shareholder’s taxable distributions and sales proceeds unless the shareholder:

•	provide its correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that it is not subject to backup withholding, and

•	certify that it is a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the rate applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•

capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless a shareholder is a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

The Fund may report interest-related dividends paid and short-term capital gain dividends paid. Given the nature of the Fund’s investments and the anticipated nature of the Fund’s income, although the percentage of interest-related dividends is anticipated to be high, less than all of the Fund’s distributions will qualify as such. Additionally, it is possible that the Fund’s reporting of any interest-related dividends or short-term capital gain

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dividends may not be passed through to shareholders by intermediaries who have tax reporting responsibilities for this income in omnibus accounts and the intermediaries may withhold on these dividends. Also, even if Fund shares are held directly by a shareholder withholding may be required because the percentage of the Fund’s qualified net interest income from U.S. sources may not be known at the time of the distribution. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if a shareholder fails to properly certify that it is not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed applicable Form W-8 (or other applicable substitute form) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. An applicable Form W-8 provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new Form W-8 to avoid the prospective application of backup withholding. An applicable Form W-8 provided with a U.S. taxpayer identification number remains valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an

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NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements and performs other related audit services. The Fund’s Board has engaged PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021, to be the Fund’s independent registered public accounting firm.

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CUSTODIAN, DIVIDEND PAYING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. Computershare Trust Company, N.A., is the dividend paying agent and transfer agent of the Fund. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund’s Board of Trustees. The transfer agency fees are based on competitive benchmarks.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of the Invesco High Income 2024 Target Term Fund:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Invesco High Income 2024 Target Term Fund (the “Fund”) as of September 29, 2017, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 9, 2017

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FINANCIAL STATEMENTS

INVESCO HIGH INCOME 2024 TARGET TERM FUND

Statement of Assets and Liabilities

September 29, 2017

Assets:
Cash	$100,000

Total assets	100,000

Liabilities:
$—

Total liabilities	0

Net assets applicable to 10,168 shares, no par value common shares outstanding	$100,000

Net asset value per common share outstanding	$9.835

See accompanying Notes to Financial Statement which are an integral part of the financial statement.

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INVESCO HIGH INCOME 2024 TARGET TERM FUND

Notes to Financial Statement

September 29, 2017

Note 1 – Organization

Invesco High Income 2024 Target Term Fund (the “Fund”) was organized as a Delaware statutory trust under Delaware law on February 8, 2017 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified closed-end management investment company. The Fund has not yet commenced investment operations. The Fund is authorized to issue an unlimited number of shares with no par value. The Fund had an initial capitalization on September 29, 2017, which included the sale of 10,168 Common Shares for $100,000 to Invesco Advisers, Inc. (the “Adviser”). The proceeds of such initial capitalization were held in cash.

The Fund’s investment objectives are to provide a high level of current income and to return $9.835 per share (the original net asset value (“NAV”) per Common Share before deducting offering costs of $0.02 per share) (“Original NAV”) to holders of Common Shares on or about December 1, 2024 (the “Termination Date”). The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund. The Fund anticipates using leverage to seek to achieve its investment objectives. The Fund may use utilize the following forms of leverage: (i) borrowings from a financial institution, (ii) reverse repurchase agreements and (iii) the issuance of preferred shares of beneficial interest.

The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Note 2 – Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to Common Shareholders.

Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund (including the Fund’s Adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3 – Investment Advisory and Administrative Services Agreements

The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on

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the annual rate of 0.70% of the Fund’s average daily Managed Assets. Managed Assets for this purpose means the Fund’s net assets, plus assets attributable to the liquidation preference of any preferred shares, and/or the amount of any reverse repurchase agreements or borrowings for investment purposes.

The Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

The Fund has entered into a master administrative services agreement with the Adviser pursuant to which the Fund has agreed to pay the Adviser for certain administrative costs incurred in providing accounting services to the Fund.

Note 4 – Organization and Offering Costs

The Fund will pay offering costs (other than the sales load) up to an aggregate amount of $0.02 per Common Share sold in this offering. The Adviser has agreed to pay the amount by which the Fund’s offering costs (other than sales load) exceed $0.02 per Common Share. Assuming an offering of $200 million, the aggregate offering expenses (other than sales load) are estimated to be approximately $1,645,000, of which the Fund is estimated to bear approximately $400,000. The Fund’s share of offering costs will be recorded as a reduction of paid-in-capital from the sale of Common Shares upon the commencement of Fund operations. The Adviser has agreed to pay all organizational expenses of the Fund.

The organizational and initial offering costs include preparation and filing of incorporation documents, bylaws, registration statements, state and federal registration of shares, marketing materials and audit fees. As a result, the Fund’s financial statements will not reflect these organizational and offering costs.

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APPENDIX A

RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P, Fitch, DBRS, Kroll, and Morningstar.

Moody’s Long-Term Debt Ratings

Aaa:	Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa:	Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Prime Rating System

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP (Not Prime):

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s MIG/VMIG US Short-Term Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation, and the promise we impute;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-):

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR:	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

Standard & Poor’s Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Fitch Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The primary credit rating scales may be used to provide a credit opinion of privately issued obligations or certain note issuance programs. The primary credit rating scales may also be used to provide a credit opinion of a more narrow scope, including interest strips and return of principal.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Fitch Long-Term Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Country Ceilings

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch Ratings on the Issuer Default Rating scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors—transfer and convertibility (TandC) risk. As such, they are not ratings, but expressions of a maximum limit for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and TandC risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign foreign currency rating.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ord. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch Short-Term Rating Scales

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS Long-Term Obligations

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

DBRS Commercial Paper and Short-Term Debt

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle),” and “(low).”

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Kroll Long-Term Credit Ratings

Kroll assigns credit ratings to issuers and their obligations using the same rating scale. In either case, Kroll’s credit ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. Kroll appends an (sf) indicator to ratings assigned to structured finance obligations.

AAA: Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA: Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A: Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB: Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

BB: Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B: Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC: Determined to be at substantial risk of loss due to credit-related events, or currently in default with high recovery expectations.

CC: Determined to be near default or in default with average recovery expectations.

C: Determined to be near default or in default with low recovery expectations.

D: Kroll defines default as occurring if:

1. There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.

2. The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.

3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Kroll may append – or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Kroll Short-Term Credit Ratings

Kroll Bond Rating Agency’s short-term ratings indicate an ability to meet obligations that typically have maturities of thirteen months or less when issued by corporate entities, financial institutions, and in connection with structured finance transactions. When applied to municipal obligations, Kroll’s short-term ratings typically indicate an ability to meet obligations of three years or less. Short-term ratings may be assigned to both issuers and to specific obligations. As compared to long-term ratings, greater emphasis is placed on an obligor’s liquidity profile and access to funding. Kroll appends an (sf) indicator to ratings assigned to structured finance obligations.

K1: Very strong ability to meet short-term obligations.

K2: Strong ability to meet short-term obligations.

K3: Adequate ability to meet short-term obligations.

B: Questionable ability to meet short-term obligations.

C: Little ability to meet short-term obligations.

D: Kroll defines default as occurring if:

1. There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.

2. The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result. 3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Kroll may append a + modifier to ratings in the K1 category to indicate exceptional ability to meet short-term obligations.

Morningstar Ratings

Morningstar utilizes a set of letter ratings ranging from ‘AAA’ to ‘D’ to express its opinion on the credit quality of a security based on Morningstar’s policies and procedures. The definitions for Morningstar’s letter-grade ratings are as follows:

AAA

A rating of ‘AAA’ is the highest letter-grade rating assigned by Morningstar. Securities rated ‘AAA’ have an extremely strong ability to make timely interest payments and ultimate principal payments on or prior to a rated final distribution date.

AA

A rating of ‘AA’ indicates the securities have a very strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution date.

A

A rating of ‘A’ indicates the securities have a strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution date, but that ability could be influenced by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BBB

A rating of ‘BBB’ indicates the securities should be able to meet their obligation to make timely payments of interest and ultimate payment of principal on or prior to a rated final distribution date, but that ability could be impacted by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BB

A rating of ‘BB’ indicates the securities should be able to meet their obligation to make timely payments of interest and ultimate payment of principal on or prior to a rated final distribution date in the absence of various adverse circumstances or conditions such as adverse business or economic conditions. The vulnerability of securities rated ‘BB’ to the previously mentioned conditions is greater than higher rated securities.

B

A rating of ‘B’ indicates a default has not yet occurred but the securities are vulnerable to a challenging or changes in environment, conditions or circumstances. Securities rated ‘B’ are more vulnerable to nonpayment of timely interest and ultimate payment of principal on or prior to a rated final distribution date than higher rated securities.

CCC

A rating of ‘CCC’ indicates a material likelihood of default. Forecasted or actual losses may erode but have not yet eliminated available credit support.

CC and C

Beginning in 2009, no ratings are issued by Morningstar in the ‘CC’ or ‘C’ category.

D

A rating of ‘D’ indicates that (1) a default has occurred or there is a substantial likelihood of a default; (2) actual losses have reduced the principal balance of the security; or (3) actual losses have eliminated available credit support. Additionally, forecasted losses that would reduce the principal balance of the security or eliminate the available credit support, subject to our reasonable judgment, may be indicative of a ‘D’ rating.

For purposes of the above, the following terms shall have the following meanings:

“default” shall generally include one or more of the below:

(i) failure to pay (1) timely interest and/or (2) principal on the securities, and/or

(ii) any bankruptcy, administration, receivership, winding up, liquidation or other termination of the business of the issuer.

Under certain circumstances, subject to our reasonable judgment, an interest or principal shortfall may not be deemed a default. Factors that would impact our decision include the magnitude of the shortfall, likelihood of recurrence, certainty and timing of a repayment, and the current rating of the security.

“rated final distribution date” typically is the rated final distribution date or term of similar import used in the related offering documents for the respective transaction or otherwise enumerated in the related Morningstar ratings report for such transaction.

“forecasted losses” generally include one or more of the below:

(i) projected losses resulting from specially serviced loans, and/or

(ii) projected losses due to a decline in current appraisal values, and/or

(iii) projected losses due to anticipated payment defaults on any loans.

NR (non-rated)

In situations where Morningstar rates certain classes of securities from an issuer or a transaction but does not rate other classes, a ‘NR’ designation is applied by Morningstar to those securities it does not rate.

+/- Gradations

Morningstar also provides finer gradations of the ratings ranging from ‘AA’ to ‘CCC’ by adding a plus or minus sign to indicate relative strength within the rating categories.

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

Invesco’s Policy Statement on Global Corporate

Governance and Proxy Voting

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

[1]

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i.	Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii.	Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Proxy Guidelines

for

Invesco Advisers, Inc.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☑ Reviewed ☑ Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Invesco High Income 2024 Target Term Fund

STATEMENT OF ADDITIONAL INFORMATION

November 29, 2017